================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               WEST MARINE, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                                    [LOGO]

                              500 Westridge Drive
                      Watsonville, California 95076-4100

                               ----------------
               NOTICE OF THE 1999 ANNUAL MEETING OF STOCKHOLDERS

                      Wednesday, May 5, 1999, 10:30 A.M.
                               ----------------

TO THE STOCKHOLDERS:

  Notice is hereby given that the 1999 Annual Meeting of Stockholders of West Marine, Inc. (the "Company") will be held at the office of the Company, 500 Westridge Drive, Watsonville, California, on Wednesday, May 5, 1999, at 10:30 A.M. for the following purposes:

  (1) To elect nine directors.

  (2) To approve the amendment of the Associates Stock Buying Plan to increase the number of shares authorized for issuance thereunder by 200,000.

  (3) To approve the amendment of the Amended and Restated Nonemployee Director Stock Option Plan to increase the number of shares authorized for issuance thereunder by 100,000.

  (4) To approve the amendment of the 1993 Omnibus Equity Incentive Plan to increase the number of shares authorized for issuance thereunder by 1,500,000.

  (5) To transact such other business as may properly come before the Annual Meeting.

  Only stockholders of record on the books of the Company as of 5:00 P.M., March 19, 1999, will be entitled to vote at the meeting and any adjournment thereof.

Dated: March 26, 1999

                                          By Order of the Board of Directors

                                          John Zott, Secretary


   STOCKHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE.

                                    [LOGO]

                              500 Westridge Drive
                      Watsonville, California 95076-4100

                                PROXY STATEMENT

  The enclosed proxy is solicited by the Board of Directors of West Marine, Inc. (the "Company") to be used at the Annual Meeting of Stockholders on May 5, 1999, and at any adjournment or postponement thereof (the "Annual Meeting"), for the purposes set forth in the foregoing notice. This proxy statement and the enclosed form of proxy were first sent to stockholders on or about March 26, 1999.

  If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted as recommended by the Board of Directors. Any stockholder signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to or at the Annual Meeting. A proxy may be revoked by a writing delivered to the Secretary of the Company stating that the proxy is revoked, by a subsequent proxy signed by the person who signed the earlier proxy, or by attendance at the Annual Meeting and voting in person.

                               VOTING SECURITIES

  Only stockholders of record on the books of the Company as of 5:00 P.M., March 19, 1999, will be entitled to vote at the Annual Meeting.

  As of the close of business on March 19, 1999, there were outstanding 17,000,091 shares of Common Stock of the Company, entitled to one vote per share. The holders of a majority of the outstanding shares of the Common Stock of the Company, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof.

  Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Regarding Item 1 (election of directors), votes may be cast "For" or "Withhold Authority" for each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Item 2 (approval of the amendment of the Associates Stock Buying
Plan), Item 3 (approval of the amendment of the Amended and Restated Nonemployee Director Stock Option Plan) and Item 4 (approval of the amendment of the 1993 Omnibus Equity Incentive Plan) each requires the affirmative vote of a majority of shares present in person or by proxy and entitled to vote; accordingly, abstentions on Items 2, 3 and 4 will have the effect of a negative vote on those items. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. A broker non-vote will have no effect with respect to any item of this Proxy Statement.

                         ITEM 1--ELECTION OF DIRECTORS

  The persons named below are nominees for director to serve until the next Annual Meeting of Stockholders and until their successors shall have been elected. The nominees constitute the present Board of Directors.

  In the absence of instructions to the contrary, shares represented by the proxy will be voted and the proxies will vote for the election of all such nominees to the Board of Directors. If any of such persons is unable or unwilling to be a candidate for the office of director at the date of the Annual Meeting, the proxy will be voted for such substitute nominee as shall be designated by the persons appointed in the proxy. The Company's management has no reason to believe that any of such nominees will be unable or unwilling to serve if elected a director. Set forth below is certain information concerning the nominees which is based on data furnished by them.

                                                                      Served as
                                 Business Experience During Past      Director
 Nominees for Director   Age    Five Years and Other Information        Since
 ---------------------   --- --------------------------------------   ---------
 Randolph K. Repass.....  55 Chairman of the Board. Mr. Repass has      1968
                             been the Company's Chairman of the
                             Board since its founding in 1968 and
                             was the Company's Chief Executive
                             Officer from 1968 until April 1995 and
                             from August 1998 to November 1998. Mr.
                             Repass served as President of the
                             Company from 1968 to 1990 and from
                             August 1993 to March 1994. Mr. Repass
                             is on the Board of Directors of
                             Specialized Components, Inc. and is
                             President of American Sail
                             Advancement, a non-profit sailing
                             industry association. Mr. Repass is
                             also the Chairman of the Board of New
                             England Ropes.

 John Edmondson.........  52 President and Chief Executive Officer,     1998
                             effective November 1998. Since 1992,
                             Mr. Edmondson held the roles of
                             Corporate Chief Operating Officer as
                             well as President and Chief Executive
                             Officer of Duty Free International,
                             Inc. Mr. Edmondson began his career
                             with Allied Store's Maas Bros./Jordan
                             Marsh and has held various senior
                             management positions with several
                             retailers. Prior to joining Duty Free
                             International, Inc., Mr. Edmondson was
                             General Manager of Marriott's Host
                             Airport Merchandise and their Sports
                             and Entertainment division.

 Richard E Everett......  46 President of Stores Division since         1994
                             August 1998 and Chief Operating
                             Officer since April 1995. Mr. Everett
                             served as Executive Vice President
                             from April 1995 to August 1998, and
                             has held various positions since
                             joining the Company in 1983.

 James P. Curley........  43 President and Chief Executive Officer      1994
                             of FGF Holdings, LLC, a specialty
                             retail and real estate development
                             company, since its founding in
                             February 1998. Mr. Curley was the
                             Chief Administrative Officer and a
                             Director of The Gymboree Corporation
                             from February 1996 to February 1998
                             and its Senior Vice President and
                             Chief Financial Officer from July 1992
                             to February 1998. Mr. Curley has held
                             senior financial positions in the
                             retail sector over the past ten years.

 Jeanne Jackson.........  47 President and Chief Executive Officer      1998
                             of Banana Republic since May 1995. In
                             November 1998, Ms. Jackson assumed the
                             additional responsibility for the Gap
                             Inc. Direct division, including the
                             Banana Republic Catalog and Gap
                             Online. Prior to joining Banana
                             Republic, Ms. Jackson was Executive
                             Vice President and General Merchandise
                             Manager of Victoria's Secret of
                             Columbus, Ohio since February 1992.
                             Before that, she held a wide variety
                             of retail positions throughout her
                             career, including Senior Vice
                             President for Walt Disney Attractions
                             and Senior Vice President for Saks
                             Fifth Avenue.

 Geoffrey A. Eisenberg..  46 Senior consultant to the Company since     1977
                             January 1995. Mr. Eisenberg was Senior
                             Vice President from 1988 to 1994. Mr.
                             Eisenberg was responsible for
                             merchandising and marketing from 1991
                             to 1994.

 David McComas..........  56 President and Chief Operating Officer      1996
                             of Eye Care Centers of America, Inc.
                             responsible for 290 stores nationwide
                             since July 1998. Prior to joining Eye
                             Care Centers of America, Inc.,
                             Mr. McComas was with Circuit City
                             Stores, Inc. since June 1991 and
                             served as Western Region President and
                             Corporate Vice President, responsible
                             for eight Western States and Hawaii
                             and held several other senior
                             management positions with the company.
                             Mr. McComas is a powerboater and has
                             over 30 years of store management and
                             operations experience.

 Walter Scott...........  73 Chairman of Scott, Woolf & Associates,     1995
                             a management consulting firm, since
                             1982. Previously, Mr. Scott held
                             general management and marketing
                             positions in industry and for 25 years
                             taught management at American
                             Management Association courses for
                             presidents and senior executives.

 Henry Wendt............  65 Chairman of Global Health Care             1997
                             Partners of DLJ Merchant Banking
                             Partners since 1997. Mr. Wendt is
                             currently Chairman of the Board of
                             Steri-Oss, Inc. and serves on the
                             Board of Directors of Allergan,
                             Atlantic Richfield and The Egypt
                             Investment Company and also as a
                             Trustee of the Trilateral Commission
                             and Trustee Emeritus of the American
                             Enterprise Institute. In 1994, Mr.
                             Wendt retired as Chairman of
                             SmithKline Beecham. Mr. Wendt is a
                             life long sailor, and is the author of
                             Global Embrace, a book about
                             international business strategies.

                        FURTHER INFORMATION CONCERNING
                            THE BOARD OF DIRECTORS

Committees of the Board

  During 1998, the Board of Directors held four meetings and acted by unanimous written consent on a number of occasions. In February 1994, after consummation of its initial public offering in November 1993, the Company established an Audit and Compensation Committee. In May 1997, the Company dissolved the Audit and Compensation Committee and formed an Audit Committee and a separate Compensation Committee. In May 1998, the Compensation Committee was renamed the Organization and Compensation Committee. The Company does not have a Nominating Committee.

  The members of the Audit Committee are James P. Curley and Walter Scott. Among the functions performed by this committee are to make recommendations to the Board of Directors with respect to the engagement or discharge of independent auditors, to review with the independent auditors the plan and results of the auditing engagement, to review the Company's internal auditing procedures and system of internal accounting controls and to make inquiries into matters within the scope of its functions. The Audit Committee held three meetings during 1998.

  The members of the Organization and Compensation Committee are James P. Curley, David McComas and Walter Scott. Among the functions performed by this committee are to review and make recommendations to the Board of Directors concerning the compensation of key management employees of the Company and to administer the Company's equity incentive plan. The Organization and Compensation Committee held four meetings during 1998.

Attendance at Meetings

  During 1998, there were no members of the Board of Directors who attended fewer than 75% of the meetings of the Board of Directors and all committees of the Board on which they served.

Compensation of Directors

  Directors who are not employees of the Company are paid directors fees consisting of $1,000 for each Board meeting attended. Each Director also receives an additional $1,000 for each Audit Committee and Organization and Compensation Committee meeting attended, as applicable, that is not held on the same day as a Board meeting. In addition, directors who are not employees of the Company also receive an initial grant upon being elected or appointed to the Board and annual grants of nonqualified stock options at an exercise price equal to the fair market value at the date of grant. For 1998, Messrs. Curley and Scott each received options to purchase 5,750 shares, Messrs. Wendt and McComas each received options to purchase 5,000 shares and Ms. Jackson received options to purchase 8,900 shares under the Company's Nonemployee Director Stock Option Plan.

                         ITEM 2--PROPOSAL TO AMEND THE
                         ASSOCIATES STOCK BUYING PLAN

  Effective November 1, 1994, the Company established the Associates Stock Buying Plan (the "Plan"), pursuant to which an aggregate of 100,000 shares of the Company's Common Stock were reserved for issuance to eligible employees of the Company. In March 1999, the Board of Directors of the Company conditionally amended the Plan, subject to stockholder approval at the Annual Meeting, to increase the number of shares reserved for issuance under the Plan by an additional 200,000. Set forth below is a summary of the principal features of the Plan.

Purpose

  The purpose of the Plan is to promote the success, and enhance the value, of the Company, by providing eligible employees of the Company and its participating subsidiaries with the opportunity to purchase Common Stock of the Company through payroll deductions. The Plan is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended.

Eligibility to Receive Awards

  Employees of the Company and participating subsidiaries, who have been employed as such for at least 60 consecutive days, are eligible to participate in the Plan. However, if the employee is an executive officer of the Company or owns, or has the right to acquire 5% or more of the voting stock of the Company or any subsidiary of the Company, he or she is not eligible for the Plan. Approximately 3,300 employees are currently eligible to participate in the Plan.

Administration, Amendment and Termination

  The Plan is administered by a committee (the "Committee") appointed by the Chief Executive Officer of the Company. The members of the Committee serve at the pleasure of the Chief Executive Officer and currently consist of the Company's Chief Financial Officer, Vice President of Human Resources and the Compensation and Benefits Director. A member of the Committee is not excluded from participating in the Plan by virtue of such membership, but he or she will not be entitled, as a member of the Committee, to act or pass upon any matters pertaining specifically to his or her own account under the Plan. The Committee may delegate one or more of its functions to any one of its members or to any other person.

  Subject to the terms of the Plan, the Committee has all discretion and authority necessary or appropriate to control and manage the operation and administration of the Plan. The Committee may make whatever rules, interpretations, and computations, and take any other actions to administer the Plan that it considers appropriate to promote the Company's best interests, and for the benefit of all participants, to ensure that the Plan remains qualified under Section 423 of the Internal Revenue Code.

  The Company's Board of Directors, in its sole discretion, may amend or terminate the Plan at any time and for any reason.

Enrollment and Contributions

  Eligible employees elect whether or not to enroll in the Plan as of the first day of May or November of any year. The enrollment period is twelve months and eligible employees are re-enrolled automatically every 12 months; provided, however, employees may cancel their enrollment at any time, in accordance with the Plan rules.

  Employee contributions to the Plan are made through payroll deductions. Participating employees may contribute from 1% to 15% (in whole percentages) of compensation through payroll deductions, and may increase or decrease the contribution percentage as of the next May 1 or November 1 by submitting a new enrollment form.

  On the last business day of each October and April, the employee's payroll deductions are used to purchase shares of the Company's Common Stock for the employee. The price of the shares purchased will be the lower of (i) 85% of the stock's market value on the employee's most recent enrollment date, or
(ii) 85% of the stock's market value on the purchase date. Shares purchased for the employees will be deposited into individual brokerage accounts established for each employee.

  Participation in the Plan terminates when a participating employee's employment with the Company ceases for any reason, the employee withdraws, or the Plan is terminated or amended such that the employee is no longer eligible to participate.

Number of Shares of Common Stock Available Under the Plan

  There are 160 shares of Common Stock available for issuance pursuant to the Plan as of January 2, 1999, which would increase to 200,160 if this proposal is approved. The maximum aggregate purchases which an employee may make in a single calendar year is $25,000, based on the stock's market price on the employee's enrollment date.

Tax Aspects

  The Plan is intended to qualify under Section 423 of the Internal Revenue Code of 1986, as amended.

  Based on management's understanding of current federal income tax laws, the tax consequences of a purchase of shares of Common Stock under the Plan are as follows:

  (1) An employee will not have taxable income when the shares of Common Stock are purchased for that employee, but the employee generally will have taxable income when the employee sells or disposes of stock purchased through the Plan.

  (2) For shares which are not disposed of until more than 24 months after the enrollment date under which the shares were purchased (the "24-Month holding period"), gain up to the amount of the 15% discount from the market price of the stock on the enrollment date is taxed as ordinary income. Any additional gain above that amount is taxed at long-term capital gain rates. If the employee sells the stock for less than the purchase price after the 24-Month holding period, the difference is a long-term capital loss. Shares sold within the 24-Month holding period are taxed at ordinary income rates on the amount of discount received from the stock's market price on the purchase date. Any additional gain (or loss) is taxed to the stockholder as long-term or short-term capital gain (or loss). The purchase date begins the holding period for determining whether the gain (or loss) is short-term or long-term.

  (3) The Company receives a deduction for federal income tax purposes for the ordinary income an employee must recognize when such employee disposes of stock purchased under the Plan within the 24-Month holding period. The Company does not receive such a deduction for shares disposed of after the 24-Month holding period.

Required Vote

  Adoption of the Plan is subject to the approval of a majority of the shares of the Company's Common Stock which are present in person or by proxy and entitled to vote at the Annual Meeting.

        The Board of Directors Unanimously Recommends that Stockholders
                            Vote FOR this Proposal.

              ITEM 3--PROPOSAL TO AMEND THE AMENDED AND RESTATED
                    NONEMPLOYEE DIRECTOR STOCK OPTION PLAN

  At the Annual Meeting held in May 1995, the stockholders of the Company adopted the Amended and Restated Nonemployee Director Stock Option Plan (the "Director Stock Plan"), pursuant to which an aggregate of 100,000 shares of the Company's Common Stock was reserved for issuance. In February 1997, the Board of Directors approved an amendment of the Director Stock Plan to change the manner in which options are allocated to Nonemployee Directors. In May 1998, the Board of Directors approved an amendment of the Director Stock Plan to provide that a Nonemployee Director will receive a grant on the date such nonemployee director first joins the Board of Directors, if such date is other than the date of the Annual Meeting of Stockholders. In March 1999, the Board of Directors approved an amendment of the Director Stock Plan, subject to stockholder approval at the Annual Meeting, to increase the number of shares authorized for issuance thereunder by 100,000.

  As of January 2, 1999 there were 10,510 shares remaining for awards under the Director Stock Plan, which would increase to 110,510 if this proposal were approved. Set forth below is a summary of the principal features of the Director Stock Plan.

Summary of Previous Amendments

  The amendment in 1997 of the Director Stock Plan changed the formula for granting stock options to the Company's Nonemployee Directors. The amended Director Stock Plan provides that each person who is a Nonemployee Director on the date of one of the Company's Annual Meetings of Stockholders, automatically will receive an option to purchase that number of shares of the Company's Common Stock determined by dividing $100,000 by the fair market value of the Company's Common Stock on the date of grant. In addition, if the nonemployee director is a chairperson of a regular, standing committee of the Board of Directors, he or she will receive an option for an additional number of shares determined by dividing $15,000 by the fair market value of the Company's Common Stock on the date of grant.

  The amendment in 1998 of the Director Stock Plan provided that if after August 1, 1998, a Nonemployee Director is appointed to the Board of Directors on a date other than the date of an Annual Meeting of Stockholders, such Nonemployee Director will receive an option to purchase that number of shares equal to the number such Nonemployee Director would have received if elected at an Annual Meeting of Stockholders.

Purpose

  The purpose of the Director Stock Plan is to promote the success, and enhance the value, of the Company, by attracting, retaining and motivating Nonemployee Directors of outstanding competence. The Plan also is designed to further align the interests of the Nonemployee Directors with the interests of the stockholders of the Company.

Eligibility to Receive Options

  All Nonemployee Directors automatically receive grants of nonqualified stock options under the Director Stock Plan. At present, the Company has five Nonemployee Directors: James P. Curley, Jeanne Jackson, David McComas, Walter Scott and Henry Wendt.

Administration, Amendment and Termination

  The Director Stock Plan is administered by the Organization and Compensation Committee of the Board of Directors of the Company (the "Compensation Committee"). Members of the Compensation Committee are not eligible to receive stock or options under any other plan sponsored by the Company or any subsidiary. The Compensation Committee is charged with the general administration of the Director Stock Plan in accordance with its provisions. The Company's Board of Directors may alter, amend or terminate the Director Stock Plan at any time and for any reason, except for certain material amendments (for example, a significant increase in benefits) that must be approved by stockholders.

Stock Options

  On the date of each Annual Meeting of Stockholders, or such other time as a Nonemployee Director is appointed to the Board of Directors, the Compensation Committee will grant to each Nonemployee Director a nonqualified option to purchase that number of shares of the Company's Common Stock determined by dividing $100,000 by the fair market value of the Company's Common Stock on the date of grant. (The size of the option grant is increased to that number of shares determined by dividing $115,000 by the fair market value of the Company's Common Stock on the date of grant if the Director is the chairperson of a regular, standing committee of the Board.) The exercise price of the option will equal 100% of the fair market value of the Common Stock on the date of grant. All options become exercisable six months after the date of grant and will terminate upon the earlier of (a) the expiration of ten years from the date the option was granted, or (b) the expiration of one year from the date of the grantee's termination of service as a director for any reason.

Tax Aspects

  Based on management's understanding of current federal income tax laws, the tax consequences of an option under the Director Stock Plan are as follows:

  (1) A recipient of an option under the Director Stock Plan will not have taxable income at the time of grant, but will have ordinary income upon the exercise of such option in an amount equal to the excess of the fair market value of the shares over the option price on the date of exercise. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

  (2) The Company will be entitled to a tax deduction in connection with an option under the Plan only in an amount equal to the ordinary income realized by the optionee and at the time such optionee recognizes such income.

1999 Option Grants

  Under the terms of the Director Stock Plan, options will be granted on May 5, 1999 to Messrs. Curley, McComas, Scott and Wendt and Ms. Jackson, consisting of nonqualified options to purchase that number of shares of Common Stock determined by dividing $100,000 ($115,000 in the case of Messrs. Curley and Scott) by the fair market value on such date, at an exercise price equal to the fair market value on such date. In 1998 under the Director Stock Plan, Messrs. Curley and Scott each received options to purchase 5,750 shares, Messrs. Wendt and McComas each received options to purchase 5,000 shares and Ms. Jackson received options to purchase 8,900 shares of the Company's Common Stock, all with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant of such options.

        The Board of Directors Unanimously Recommends that Stockholders
                            Vote FOR this Proposal.

                         ITEM 4--PROPOSAL TO AMEND THE
                      1993 OMNIBUS EQUITY INCENTIVE PLAN

  At the Annual Meeting held in May 1994, the stockholders of the Company adopted the 1993 Omnibus Equity Incentive Plan (the "Equity Incentive Plan") pursuant to which an aggregate of 1,350,000 shares of the Company's Common Stock were originally reserved for issuance to key employees and consultants of the Company and its subsidiaries. At the Annual Meeting held in May 1995, the stockholders of the Company approved an amendment to the Equity Incentive Plan to increase the number of shares authorized for issuance thereunder to 1,950,000. At the Annual Meeting held in May 1996, the stockholders of the Company approved an amendment to the Equity Incentive Plan to increase the number of shares authorized for issuance under the Equity Incentive Plan to 3,750,000. In March 1999, the Board of Directors of the Company amended the Equity Incentive Plan, subject to stockholder approval at the 1999 Annual Meeting, to increase the number of shares authorized for issuance under the Equity Incentive Plan by an additional 1,500,000 shares.

  The reason for this increase is to ensure that a sufficient number of shares of the Company's Common Stock is available under the Equity Incentive Plan for awards to attract, retain and motivate selected employees with outstanding experience and ability. As of January 2, 1999, there were 453,476 shares remaining for awards, which would increase to 1,953,476 if the proposal is approved. Set forth below is a summary of the principal features of the Equity Incentive Plan.

General

  The Equity Incentive Plan provides for the granting of stock options, stock appreciation rights ("SARs"), restricted stock awards, performance unit awards and performance share awards (collectively, "Awards") to key employees and consultants of the Company and its subsidiaries.

Purpose

  The purpose of the Equity Incentive Plan is to promote the success, and enhance the value, of the Company by linking the personal interests of participating employees and consultants to those of the Company's stockholders and by providing such employees and consultants with an incentive for outstanding performance. The Equity Incentive Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of participating employees and consultants upon whose judgment, interest and special efforts for which the Company is largely dependent for the successful conduct of its operations.

Eligibility to Receive Awards

  Key employees of the Company and its subsidiaries, and persons who provide significant services to the Company or its subsidiaries, but who are neither employees of the Company or its subsidiaries nor directors of the Company ("consultants") are eligible to be granted awards under the Equity Incentive Plan. Incentive stock options may only be granted to employees. Randolph K. Repass and Nonemployee Directors are not eligible to participate in the Equity Incentive Plan.

Administration

  The Plan is administered by the Compensation Committee of the Board of Directors of the Company.

Options

  The price of the shares of the Company's Common Stock subject to each option (the "option price") is set by the Compensation Committee but may not be less than 50% of the fair market value on the date of grant in the case of an option that is not an incentive stock option (a "nonqualified stock option"), and not less than 100% of the fair market value in the case of an incentive stock option. In addition, the option price of an incentive stock option must be at least 110% of the fair market value if (on the grant date) the participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries.

  Options granted under the Equity Incentive Plan are exercisable at the times and on the terms established by the Compensation Committee, provided that options granted to officers who are subject to Section 16(b) of the Securities and Exchange Act of 1934 (the "Exchange Act") may not be exercised until six months following the date of grant. Subject to the forgoing limitation, the Compensation Committee may accelerate the exercisability of any option.

  The option price must be paid in full in cash or its equivalent at the time of exercise. The Compensation Committee also may permit payment of the option price by the tender of previously acquired shares of the Company's stock or such other legal consideration which the Compensation Committee determines to be consistent with the Equity Incentive Plan's purpose and applicable law.

Stock Appreciation Rights

  The Equity Incentive Plan permits the grant of three types of SARs:
Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof. An Affiliated SAR is an SAR that is granted in connection with a related option and which will be deemed to automatically be exercised simultaneously with the exercise of the related option. A Freestanding SAR is a SAR that is granted independently of any options. A Tandem SAR is a SAR that is granted in connection with a related option, the exercise of which requires a forfeiture of the right to purchase a share under the related option (and when a share is purchased under the option, the SAR is similarly cancelled).

  The Compensation Committee has complete discretion to determine the number of SARs granted to any optionee or recipient and the terms and conditions pertaining to such SARs. However, the grant price must be at least equal to the fair market value of a share of the Company's Common Stock on the date of grant in the case of a Freestanding SAR and equal to the option price of the related option in the case of an Affiliated or Tandem SAR. A SAR that is granted to an officer who is subject to Section 16(b) of the Exchange Act ("Section 16(b)") may not be exercised until at least six months following the date of grant.

Restricted Stock Awards

  The Equity Incentive Plan permits the grant of restricted stock awards which are restricted Common Stock bonuses that vest in accordance with terms established by the Compensation Committee. Restricted Stock granted to an officer subject to Section 16(b) may not vest prior to six months following the date of its grant. The Compensation Committee may impose restrictions and conditions on the shares, including, without limitation, restrictions based upon the achievement of specific performance goals (company-wide, divisional and/or individual), and/or restrictions under applicable federal or state securities laws. The Compensation Committee may accelerate the time at which any restrictions lapse, and/or remove any restrictions.

Performance Unit/Share Awards

  The Equity Incentive Plan permits the grant of performance unit and performance share awards which are bonuses credited to an account established for the recipient and payable in cash, Common Stock, or a combination thereof. Each performance unit has an initial value that is established by the Compensation Committee at the time of its grant. Each performance share has an initial value equal to the fair market value of a share of the Company's Common Stock on the date of its grant. The number and/or value of performance unit/shares that will be paid out to recipients will depend upon the extent to which performance goals established by the Compensation Committee are satisfied. The payment date for performance unit/share awards granted to officers and directors subject to Section 16(b) may not be less than six months from the date of grant.

  After a performance unit/share award has vested, the recipient will be entitled to receive a payout of the number of performance unit/shares earned by the recipient, to be determined as a function of the extent to which the corresponding performance goals have been achieved. The Compensation Committee also may waive the achievement of any performance goals for such performance unit/share.

  Subject to the applicable award agreement, performance units/shares awarded to recipients will be forfeited to the Company upon the earlier of the recipient's termination of employment or the date set forth in the award agreement.

Nontransferability of Awards

  Awards granted under the Equity Incentive Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution. However, an optionee or recipient may designate one or more beneficiaries to receive any exercisable or vested awards following his or her death.

Tax Aspects

  Based on management's understanding of current federal income tax laws, the tax consequences of participation in the Equity Incentive Plan are as follows:

  (1) A recipient of a stock option or SAR will not have taxable income upon the grant of the option. For options and SARs other than incentive stock options, the recipient will recognize ordinary income upon exercise in an amount equal to the excess of the fair market value of the shares over the exercise price on the date of exercise. Any gain or loss recognized upon any later disposition of the shares generally will be capital gain or loss.

  (2) Purchase of shares upon exercise of an incentive stock option will not result in any taxable income to the recipient, except for purposes of the alternative minimum tax. Gain or loss recognized by the recipient on a later sale or other disposition will either be long-term capital gain or loss or ordinary income depending upon whether the recipient holds the shares transferred upon the exercise for a specified period. Any ordinary income recognized will be in the amount, if any, by which the lesser of the fair market value of such shares on the date of exercise or the amount realized from the sale exceeds the option price.

  (3) Unless the recipient elects to be taxed at the time of receipt of restricted stock, the recipient will not have taxable income upon the receipt of the Award, but upon vesting will recognize ordinary income equal to the fair market value of the shares or cash at the time of vesting.

  (4) At the discretion of the Committee, the Equity Incentive Plan allows a recipient to satisfy tax withholding requirements under federal and state tax laws in connection with the exercise or receipt of an Award by electing to have shares of common stock withheld, or by delivering to the Company already-owned shares, having a value equal to the amount required to be withheld.

  (5) The Company will be entitled to a tax deduction in connection with an Award under the Equity Incentive Plan only in an amount equal to the ordinary income realized by the recipient and at the time the recipient recognizes such income.

New Plan Benefits

  Regulations adopted by the Securities and Exchange Commission require disclosure of benefits to the executive officers of the Company named in the summary compensation table and to certain other categories of award recipient, if such benefits are determinable. In addition to the grants of stock options set forth below, it is likely that substantial additional grants will be made to such persons and others during the life of the Equity Incentive Plan, and it is impossible to determine the amount and terms of such future grants.

  The following table sets forth as of January 2, 1999 (a) the aggregate number of shares of the Company's Common Stock subject to outstanding awards granted under the Plan, and (b) the dollar value of such shares based on the difference between $9.875 per share, the closing price for the shares of Common Stock on December 31, 1998, and the exercise price at which such stock options were granted.

                                                         Number   Dollar Value
                                                        of Shares  of Shares
   Name of Individual or Group                           Granted    Granted
   ---------------------------                          --------- ------------
   Randolph K. Repass..................................       --         --
   John Edmondson......................................   250,000  $ 515,625
   Crawford Cole.......................................   356,348         (*)
   Richard Everett.....................................   309,109     93,025
   Robert Hebeler......................................   110,897     33,000
   John Zott...........................................    95,431     62,375
   All executive officers, as a group.................. 1,121,785    704,275
   All employees who are not executive officers, as a
    group.............................................. 1,857,009  2,836,174
   All directors who are not executive officers, as a
    group..............................................       --         --

--------
(*) The weighted average exercise price of the options was greater than the closing price for the shares of the Company's Common Stock on the Nasdaq National Market on December 31, 1998. Accordingly, the optionees could not, as of such date, receive any profit from the exercise of such options.

Required Vote

  The affirmative vote of a majority of shares present in person or by proxy at the Annual Meeting and entitled to vote is required to approve the proposed amendment to the Equity Incentive Plan.

        The Board of Directors Unanimously Recommends that Stockholders
                            Vote FOR this Proposal.

                             EXECUTIVE COMPENSATION

Compensation of Executive Officers

  The compensation paid to the Company's Chief Executive Officer and each of its other executive officers (the "Named Executive Officers") for services in all capacities to the Company and its subsidiaries during fiscal 1996, 1997 and 1998 is set forth below. Columns regarding "Restricted Stock Awards," "Long-Term Incentive Plan [LTIP] Payouts" and "All Other Compensation" are excluded because no such payments were made to such executive officers in fiscal 1996, 1997 and 1998.

                           SUMMARY COMPENSATION TABLE

                                                                       Long Term
                                                                     Compensation
                                     Annual Compensation(1)            Awards(#)
                                     --------------------------- -----------------------   ---
                                                                 Restricted   Securities
                                                                   Stock      Underlying
Name and Principal Position  Year     Salary($)       Bonus($)     Awards      Options
---------------------------  ----    -----------     ----------- ----------   ----------
John Edmondson...........    1998(2) $    17,308     $   100,000  $150,000(3)  250,000
 President and Chief
 Executive Officer

Crawford Cole............    1998(4) $   136,612     $       --                  5,467(5)
 Former President and        1997        199,231             --                 47,959
 Chief Executive Officer
                             1996        199,999          55,491                58,824

Randolph K. Repass.......    1998    $    88,823(6)  $       --                    --
 Chairman of the Board       1997        100,000             --                    --
 and Former Chief
 Executive Officer           1996        100,000             --                    --

Richard E Everett........    1998    $   229,675     $       --                 45,600
 President of Stores         1997        164,365          12,328                24,297
 Division and Chief
 Operating Officer           1996        159,086          57,147                29,412

Robert Hebeler...........    1998    $   168,461     $       --                 32,000
 Senior Vice President of    1997        148,077          11,511                16,897
 Merchandise Planning and    1996        125,461          26,808                62,000
 Allocation

John Zott................    1998    $   168,461     $       --                 36,000
 Senior Vice President,      1997        147,500           3,880                18,431
 Chief Financial Officer     1996        140,768          22,610                16,000

--------
(1) While the named executive officers enjoy certain perquisites, for fiscal year 1996, 1997 and 1998 these did not exceed the lesser of $50,000 or 10% of each officer's salary and bonus. Accordingly, the column regarding "Other Annual Compensation" is excluded.
(2) Mr. Edmondson joined the Company as President and Chief Executive Officer in November 1998. Amounts presented represent compensation earned by Mr. Edmondson in December 1998.
(3) In February 1999, Mr. Edmondson received a grant of 14,634 shares of restricted stock.
(4) Mr. Cole resigned as President and Chief Executive Officer in July 1998. Amounts presented represent compensation received by Mr. Cole for January 1998 to July 1998 as President and Chief Executive Officer. Since July 1998, Mr. Cole continues to serve as a consultant to the Company.
(5) Mr. Cole was granted 45,558 options in 1998. Upon his resignation, 40,091 options were cancelled.
(6) Mr. Repass served as Chief Executive Officer of the Company from August 1998 to November 1998. Mr. Repass elected to forgo compensation for the months of November and December 1998.

Stock Option Grants and Exercises

  The following table sets forth certain information regarding stock options granted during fiscal 1998 to the Named Executive Officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                        Individual Grants
                         -------------------------------------------------
                                                                           Potential Realizable
                                                                             Value at Assumed
                         Number of     Percent of                          Annual Rates of Stock
                         Securities   Total Options                         Price Appreciation
                         Underlying    Granted to   Exercise or             for Option Term(5)
                          Options     Employees in  Base Price  Expiration ---------------------
Name                      Granted      Fiscal Year   ($/Sh)(3)   Date(4)       5%        10%
----                     ----------   ------------- ----------- ---------- ---------- ----------
John Edmondson..........  250,000(1)      17.51%      $ 7.81     11/4/08   $1,228,310 $3,112,778
Crawford Cole...........    5,467(2)       0.38%      $24.19     2/10/08   $   83,161 $  210,745
Randolph K. Repass......      --            --           --          --           --         --
Richard E Everett.......   22,800(1)        1.6%      $24.19     2/10/08   $  346,820 $  878,909
                           22,800(1)        1.6%        7.81     11/4/08      112,022    283,885
Robert Hebeler..........   16,000(1)       1.12%      $24.19     2/10/08   $  243,382 $  616,778
                           16,000(1)       1.12%        7.81     11/4/08       78,612    199,218
John Zott...............   20,000(1)       1.40%      $24.19     2/10/08   $  304,228 $  770,973
                           16,000(1)       1.12%        7.81     11/4/08       78,612    199,218

--------
(1) These options are exercisable in annual increments of 20%, commencing one year from date of grant. Under the terms of the Equity Incentive Plan, the Committee retains discretion, subject to plan limits, to modify the terms of outstanding options.
(2) Of these options, 12% are exercisable commencing six months from the date of grant, and thereafter at a rate of 2% per month. Under the terms of the Equity Incentive Plan, the Committee retains discretion, subject to plan limits, to modify the terms of outstanding options.
(3) All options were granted at fair market value at date of grant, as determined by the Board of Directors.
(4) All options granted in fiscal 1998 were granted for a term of ten years.
(5) Realizable values are reported net of the option exercise price. The dollar amounts under these columns are the result of calculations at the 5% and 10% rates (determined from the price at the date of grant, not the stock's current market value) set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of the Company's stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock as well as the optionholder's continued employment through the vesting period. The potential realizable value calculation assumes that the optionholder waits until the end of the option term to exercise the option.

  The following table sets forth certain information with respect to option exercises during fiscal 1998 and stock options held by each of the Company's Named Executive Officers as of January 2, 1999.

                                                      Aggregated Option Exercises in Last Fiscal Year
                                                                 and FY-End Option Values
                                                    ---------------------------------------------------
                                                                                Value of Unexercised
                                                      Number of Unexercised    In-the-Money Options at
                             Shares                   Options at FY-End(#)          FY-End($)(1)
                            Acquired       Value    ------------------------- -------------------------
Name                     on Exercise(#) Realized($) Exercisable Unexercisable Exercisable Unexercisable
----                     -------------- ----------- ----------- ------------- ----------- -------------
John Edmondson..........        --            --          --       250,000          --      $515,625
Crawford Cole...........        --            --      360,348          --           --           --
Randolph K. Repass......        --            --          --           --           --           --
Richard E Everett.......        --            --      169,477      152,832     $111,030     $ 63,025
Robert Hebeler..........        --            --       32,269       78,628          --      $ 33,000
John Zott...............     10,000       $60,667      52,853       59,828     $126,494     $ 42,250

--------
(1) Based on a price per share of $9.875, which was the price of a share of Common Stock on the Nasdaq National Market at the close of business on December 31, 1998.

Organization and Compensation Committee Interlocks and Insider Participation

  The Organization and Compensation Committee during fiscal 1998 consisted of Messrs. Curley, McComas and Scott.

Employment Arrangements

  The Company has agreed to employ Mr. Edmondson for a period of two years from November 1998 at an annual salary of $450,000. Mr. Edmondson is entitled to an annual bonus equal to 75% of his annual salary subject to adjustment based on the Company achieving certain financial results. The actual bonus amount is also subject to certain non-quantitative factors which focus on management and long-term strategies. The cash bonus is capped at 225% of Mr. Edmondson's annual salary. Any bonus received by Mr. Edmondson in excess of 50% of his annual salary is to be used to purchase the Company's Common Stock on the open market. Mr. Edmondson received a $250,000 signing bonus, which was comprised of $100,000 cash and $150,000 in restricted stock vesting in July 1999. Mr. Edmondson is entitled to receive annual stock option grants in certain minimum amounts with a five year vesting schedule. If the Company terminates Mr. Edmondson's employment, other than for cause, Mr. Edmondson will be entitled to his salary and estimated bonus for the remainder of the two-year term and all outstanding stock options will immediately vest and be exercisable for the remainder of the term.

Certain Transactions

  The Company leases its Palo Alto, California store from Randolph K. Repass. In addition, the Company leases the Company's corporate headquarters and the Santa Cruz, California and Braintree, Massachusetts stores from three partnerships, of which Mr. Repass is a general partner. Pursuant to these leases, the Company paid rent to Mr. Repass or such partnerships in the aggregate amount of $1,161,000 in fiscal 1998.

  Mr. Repass is Chairman of the Board and a stockholder of New England Ropes, Inc., a major supplier of the Company. Mr. Repass' brother is the President and his father is a member of the board of directors and a major stockholder of New England Ropes, Inc. In fiscal 1998, the Company paid $6,338,000 to New England Ropes, Inc. for purchased products.

               ORGANIZATION AND COMPENSATION COMMITTEE REPORT ON
               EXECUTIVE COMPENSATION TO THE BOARD OF DIRECTORS:

  The independent directors named below were elected to the Organization and Compensation Committee at the May 20, 1998 Board of Directors meeting.

  As members of the Organization and Compensation Committee, we are responsible for reviewing and approving the Company's compensation policies and the levels of compensation paid to executive officers.

Compensation Policy

  The Company's compensation policies are intended to attract, motivate and reward highly qualified executives for long-term strategic management and enhancement of stockholder value. Additionally, they support a performance-oriented environment directed towards specific Company goals and serve to retain executives whose abilities are critical to the Company's long-term success and competitiveness.

  There are three main components in the Company's officer compensation program:

  .  Base salary

  .  Annual bonus

  .  Stock options

  Our Committee approached the review and approval of officer compensation in the following manner:

  . The Committee asked the Chief Executive Officer to submit recommendations regarding all three components of officer compensation.

  . The Committee reviewed last year's compensation analysis, in addition to an updated peer group study covering salary and bonus levels as reported by proxy statements. The updated peer group study included a comparison of base compensation and annual incentives programs between the peer group and the Company. The Chief Executive Officer submitted to the Committee a revised list of Proposed Executive Pay Ranges including Base Salary and bonus levels for all officers. The Committee reviewed and ratified the Proposed Executive Pay Ranges.

Compensation for Executive Officers

  In the area of base salary, we have targeted executive officers' salaries at an average level for comparable companies. When included with the other forms of compensation available, we believe these levels are adequate to attract and retain key executives.

  Annual bonuses for executive officers are intended to reflect the Company's and the Committee's belief that a significant portion of the annual compensation of each executive officer should be contingent upon performance against pre-established objectives for the Company and the individual officer. The Committee feels that the Company's bonus program closely ties the executive officer rewards to the Company's overall earnings per share growth, which in turn drives the share price. The Annual Bonuses received by officers and other management personnel were determined by a formula, which takes into account:

  .  The Company's Earnings Per Share Growth Rate

  .  The Individual Executive's Performance against Internal Management
     Objectives

  .  Department Performance to budget

  .  Company-wide ratings by Associates on their Quality of Work Life

The Company's fiscal 1998 sales increased 8.2% and a comparable store net sales increase of 1.2%, while EPS decreased to $.06 versus $.87 in 1997. Based on the results for 1998 no bonuses were paid for 1998 to the executive officers.

  Stock options are the Company's primary long-term incentive to reward and retain executive officers. The Committee believes that these incentives serve to link management and stockholder interests and serve to motivate executive officers to make long-term decisions that are in the best interests of the stockholders. The Committee also believes that executive officers and other key employees should have significant ownership of the Company's stock. Mr. Repass is already a significant owner of West Marine and currently beneficially owns 7,471,358 shares or approximately 44% of the Company's outstanding Common Stock. We believe the current philosophy of stock option grants provides West Marine executives with an adequate level of long-term incentive to enhance stockholder value.

  Amendments to Section 162(m) of the Internal Revenue Code have eliminated the deductibility of most compensation over a million dollars in any given year. The Committee believes that it is highly unlikely that any of the Company's executive officers would be eligible at any time in the foreseeable future to receive compensation of more than a million dollars. However, the Committee believes that it is important to retain the flexibility to maximize the Company's tax deductions. Accordingly, it will be the policy of this Committee to consider the impact, if any, of Section 162(m) on the Company and to document as necessary specific performance goals and take all other reasonable steps in order to preserve the Company's tax deductions.

Compensation for the Chief Executive Officer

  The Company had three Chief Executive Officers during 1998. Crawford Cole began the year as Chief Executive Officer and stepped down in July 1998, Randy Repass, the Company's Chairman, became interim Chief Executive Officer until November 1998, when John Edmondson became President and Chief Executive Officer.

  Mr. Crawford Cole's 1998 compensation package included two components: Base Salary of $250,000 and annual stock option grant to purchase 45,558 shares. The annual option grant discontinued vesting when Mr. Cole resigned as Chief Executive Officer and options to purchase 40,091 shares were cancelled. Mr. Repass' compensation is discussed below.

  Mr. Edmondson was paid a salary of $17,308 for 1998. Mr. Edmondson received a $250,000 signing bonus, which was comprised of $100,000 cash and $150,000 in restricted stock vesting after 6 months. See Employment Arrangements as described on page 14 of the proxy statement.

Compensation for the Chairman of the Board

  1998 Base Salary of Randy Repass was $100,000. Mr. Repass elected to forgo compensation for the months of November and December 1998. Mr. Repass has not been granted any stock options since the Company's initial public offering and receives no bonus. Mr. Repass did not receive any additional pay for serving as interim Chief Executive Officer between August 1998 and November 1998.

March 3, 1999

                                          1998 Organization and Compensation
                                           Committee

                                          James P. Curley
                                          David McComas
                                          Walter Scott

                               PERFORMANCE GRAPH

  The following graph compares the five-year cumulative total stockholder return on the Company's Common Stock with the five-year cumulative total return of (i) the NASDAQ market index and (ii) the MG Industry Group 745, a peer group index consisting of approximately 60 specialty retailers.




                 COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
                             AMONG WEST MARINE, INC.,
           NASDAQ MARKET INDEX AND SPECIALTY RETAIL, OTHER GROUP INDEX

                        PERFORMANCE GRAPH APPEARS HERE

                             WEST              SPECIALTY    NASDAQ
Measurement Period           MARINE,           RETAIL,      MARKET
(Fiscal Year Covered)        INC.              OTHER        INDEX
---------------------        ---------------   ---------    ----------
Measurement Pt-12/31/1993    $100.00           $100.00      $100.00
FYE 12/30/1994               $130.51           $107.25      $104.99
FYE 12/29/1995               $211.86           $120.66      $136.18
FYE 12/27/1996               $366.10           $109.05      $169.23
FYE 01/02/1998               $311.86           $119.24      $207.00
FYE 12/31/1998               $133.90           $140.79      $291.96

              OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

  The following table indicates, as to (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director, (iii) each Named Executive Officer and (iv) all directors and executive officers as a group, the number of shares and percentage of the Company's Common Stock beneficially owned as of February 27, 1999.

                                                              Common Stock
                                                              Beneficially
                                                                  Owned
                                                             as of February
                                                                27, 1999
                                                          --------------------
                                                          Number of
Beneficial Owner                                           Shares      Percent
----------------                                          ---------    -------
Randolph K. Repass (1)................................... 7,471,358(2)  43.9%
Wellington Management Company, LLP (3)................... 1,210,500      7.1%
 75 State Street
 Boston, Massachusetts 02109
Crawford L. Cole, Jr.....................................   537,348(4)   3.0%
John Edmondson...........................................    14,634(5)     *
Geoffrey A. Eisenberg....................................   519,500(6)   3.1%
Richard E Everett........................................   267,404(4)   1.6%
James P. Curley..........................................    34,785(7)     *
Robert Hebeler...........................................    51,426(4)     *
Jeanne Jackson...........................................     8,900(7)     *
David McComas............................................    11,510(7)     *
Walter Scott.............................................    38,785(7)     *
Henry Wendt..............................................    15,110(7)     *
John Zott................................................    83,210(4)     *
All directors and executive officers as a group (11       9,053,970(8)  50.1%
 persons)................................................

--------
 * Less than one percent.
(1) The address of Mr. Repass is 500 Westridge Drive, Watsonville, California 95076-4100. Mr. Repass may be deemed to be a "control person" of the Company within the meaning of the rules and regulations of the Securities and Exchange Commission by reason of his stock ownership and positions with the Company.
(2) Includes 252,500 shares held by Mr. Repass' wife. Also includes employee stock options, held by Mr. Repass' wife, exercisable within 60 days to purchase 23,400 shares. Mr. Repass disclaims beneficial ownership of all of such shares. Also includes 9,500 shares held by Mr. Repass' minor son.
(3) Based on a Schedule 13G filed with the Securities and Exchange Commission reflecting beneficial ownership as of December 31, 1998. These shares are beneficially owned by Wellington Management Company, LLP, in its capacity as investment adviser for its clients. According to the Schedule 13G, Wellington Management Company, LLP, has shared dispositive power with respect to all such shares and shared voting power with respect to 625,500 of such shares. The Schedule 13G indicates that no client is known to beneficially own more than 5% of the Company's Common Stock.
(4) Includes employee stock options exercisable within 60 days to purchase shares as follows: Crawford L. Cole, Jr., 360,348 shares; Richard E Everett, 185,404 shares; Robert Hebeler, 50,226 shares; and John Zott, 64,210 shares.
(5) Includes restricted stock award of 14,634 shares (restrictions lapse on 8/24/99).
(6) Includes employee stock options exercisable within 60 days to purchase 303,000 shares. Also includes 2,640 shares held by Mr. Eisenberg's minor children.
(7) Includes stock options exercisable within 60 days to purchase shares granted under the Nonemployee Director Stock Option Plan as follows: James
    P. Curley, 27,785 shares; Jeanne Jackson, 8,900 shares; David McComas, 10,510 shares; Walter Scott, 20,785 shares; and Henry Wendt, 8,510 shares.
(8) See footnotes (2), (4), (5), (6) and (7).

                           SECTION 16(a) INFORMATION

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the period from January 4, 1998 to January 2, 1999 all filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

                                   AUDITORS

  Deloitte & Touche LLP, independent certified public accountants, serves as the Company's principal accountants. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                                 OTHER MATTERS

  As of the date of this Proxy Statement, there are no other matters which management intends to present or has reason to believe others will present to the meeting. If other matters properly come before the meeting, those who act as proxies will vote in accordance with their judgment.

                             STOCKHOLDER PROPOSALS

  If any stockholder intends to present a proposal for action at the Company's 2000 Annual Meeting and wishes to have such proposal set forth in management's proxy statement, such stockholder must forward the proposal to the Company so that it is received on or before November 27, 1999. Proposals should be addressed to the Company at 500 Westridge Drive, Watsonville, California 95076-4100, Attention: Corporate Secretary.

  The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the Annual Meeting. If a stockholder intends to submit a proposal at the 2000 Annual Meeting of Stockholders of the Company, which proposal is not intended to be included in the Company's proxy statement and form of proxy relating to such meeting, the stockholder should give appropriate notice no later than February 10, 2000. If a stockholder fails to submit the proposal by such date, the Company will not be required to provide any information about the nature of the proposal in its proxy statement and the proxy holders will be allowed to use their discretionary voting authority if the proposal is raised at the 2000 Annual Meeting of Stockholders of the Company.

                             COST OF SOLICITATION

  All expenses in connection with the solicitation of this proxy, including the charges of brokerage houses and other custodians, nominees or fiduciaries for forwarding documents to stockholders, will be paid by the Company.

Dated: March 26, 1999.

                                          By Order of the Board of Directors



                                          John Zott, Secretary

                                 Recycled Paper

1243-PS-99

                                                                    Appendix A

                               WEST MARINE, INC.
                          ASSOCIATES STOCK BUYING PLAN
                      (As amended as of January 20, 1999)


                                   SECTION 1
                                    PURPOSE

          West Marine, Inc. hereby establishes the West Marine, Inc. Associates Stock Buying Plan (the "Plan"), effective as of November 1, 1994, in order to provide eligible employees of the Company and its participating Subsidiaries with the opportunity to purchase Common Stock through payroll deductions. The Plan is intended to qualify as an employee stock purchase plan under Section 423 of the Code.


                                   SECTION 2
                                  DEFINITIONS

          2.1  "1934 Act" means the Securities Exchange Act of 1934, as amended.
                --------
Reference to a specific Section of the 1934 Act or regulation thereunder shall include such Section or regulation, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.

          2.2  "Board" means the Board of Directors of the Company.
                -----

          2.3  "Code" means the Internal Revenue Code of 1986, as amended.
                ----
Reference to a specific Section of the Code or regulation thereunder shall include such Section or regulation, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.

          2.4  "Committee" shall mean the committee appointed by the Company's
                ---------
Chief Executive Officer to administer the Plan. The members of the Committee shall serve at the pleasure of the Chief Executive Officer. As of the effective date of the Plan, the members of the Committee shall consist of the Company's Chief

Financial Officer, Director of Human Resources, and Compensation and Benefits Manger. Any member of the Committee may resign at any time by notice in writing mailed or delivered to the Secretary of the Company.

          2.5  "Common Stock" means the common stock of the Company.
                ------------

          2.6  "Company" means West Marine, Inc., a Delaware corporation.
                -------

          2.7  "Compensation" means a Participant's taxable compensation that is
                ------------
(or would be) payable to him or her in cash or its equivalent, calculated after elected deferrals and deductions.

          2.8  "Eligible Employee" means every Employee of an Employer, except
                -----------------
(a) any Employee who is an officer of the Company (as defined in Rule 16a-1 promulgated under the 1934 Act), and (b) any Employee who, immediately after the grant of an option under the Plan, would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company (including stock attributed to such Employee pursuant to Section 424(d) of the Code).

          2.9  "Employee" means an individual who is a common-law employee of
                --------
any Employer, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

          2.10  "Employer" or "Employers" means any one or all of the Company
                 --------      ---------
and those Subsidiaries which, with the consent of the Board of Directors, have adopted this Plan.

          2.11  "Enrollment Date" means each May 1 and November 1, and/or such
                 ---------------
other dates determined by the Committee from time to time.

          2.12  "Grant Date" means any date on which a Participant is granted an
                 ----------
option under the Plan.

          2.13  "Participant" means an Eligible Employee who (a) has become a
                 -----------
Participant in the Plan pursuant to Section 4.1 and (b) has not ceased to be a Participant pursuant to Section 8 or Section 9.

          2.14  "Plan" means the West Marine, Inc. Associates Stock Buying Plan,
                 ----
as set forth in this instrument and as hereafter amended from time to time.

          2.15  "Purchase Date" means the last business day of April and
                 -------------
October, or such other specific business days as may be established by the Committee from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date.

          2.16  "Subsidiary" means any corporation (other than the Company) in
                 ----------
an unbroken chain of corporations beginning with the Company if, at the time of granting options under the Plan, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.


                                   SECTION 3
                           SHARES SUBJECT TO THE PLAN

          3.1   Number Available.  372,789  shares of Common Stock are available
                ----------------
for issuance pursuant to the Plan. Shares sold under the Plan may be newly issued shares or treasury shares.

          3.2   Adjustments.  In the event of any reorganization,
                -----------
recapitalization, stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, offering of rights or other similar change in the capital structure of the Company, the Board may make such adjustment, if any, as it deems appropriate in the number, kind and purchase price of the shares available for purchase under the Plan and in the maximum number of shares subject to any option under the Plan.


                                   SECTION 4
                                   ENROLLMENT

          4.1   Participation.  Each Eligible Employee may elect to become a
                -------------
Participant by enrolling or re-enrolling in the Plan effective as of any Enrollment Date. In order to enroll, an eligible employee must complete, sign and submit to the Company an enrollment form in such form as may be specified by the Committee from time to time. Any enrollment form received by the Company no later than fourteen (14) calendar days before an Enrollment Date shall effective on that Enrollment Date, provided that the Committee, in its discretion, may (on a uniform and nondiscriminatory basis) specify an earlier or later deadline for the submission of enrollment forms. Any Participant whose option expires and who has not withdrawn from the Plan automatically will be re-enrolled in the Plan on the Enrollment Date immediately following the Purchase Date on which his or her option expired.

          4.2  Payroll Withholding.  On his or her enrollment form, each
               -------------------
Participant must elect to make Plan contributions via payroll withholding from his or her Compensation at a rate equal to any whole percentage from 1% to such maximum percentage (not to exceed 15%) that the Committee may establish from time to time for all options to be granted on any Enrollment Date. A Participant may elect to increase or decrease his or her rate of payroll withholding (effective as of any Enrollment Date) by submitting a new enrollment form in accordance with such procedures as may be established by the Committee from time to time. In order to be effective, the enrollment form must be received by the Company no later than fourteen (14) calendar days before the Enrollment Date elected for the change, provided that the Committee, in its discretion, may (on a uniform and nondiscriminatory basis) specify an earlier or later deadline for the submission of enrollment forms. Any Participant who is automatically re-enrolled in the Plan will be deemed to have elected to continue his or her contributions at the percentage last elected by the Participant.


                                   SECTION 5
                        OPTIONS TO PURCHASE COMMON STOCK

          5.1  Grant of Option.  On each Enrollment Date on which the
               ---------------
Participant enrolls or re-enrolls in the Plan, he or she shall be granted an option to purchase shares of Common Stock.

          5.2  Duration of Option.  Each option granted under the Plan shall
               ------------------
expire on the earliest to occur of (a) the completion of the purchase of shares on the last Purchase Date occurring within 27 months of the Grant Date of such option, (b) such shorter option period as may be established by the Committee from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date, or (c) the date on which the Participant ceases to be such for any reason. Effective as of November 1 and until otherwise determined by the Committee for all options to be granted on an Enrollment Date, the period referred to in clause (b) in the preceding sentence shall mean the expiration of 12 months from the Grant Date.

          5.3  Number of Shares Subject to Option.  The number of shares
               ----------------------------------
available for purchase by each Participant under the option will be established by the Committee from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date. Notwithstanding the preceding, an option (taken together with all other options then outstanding under this Plan and under all other similar employee stock purchase plans of the Employers) shall not give the Participant the right to purchase shares at a rate which accrues in excess of $25,000 of fair market value at the applicable Grant Dates of such shares (less the fair market value at the applicable Grant Dates of any shares previously purchased during such year under options which have expired or terminated) in any calendar year during which such Participant is enrolled in the Plan at any time.

          5.4  Other Terms and Conditions.  Each option shall be subject to the
               --------------------------
following additional terms and conditions:

          (a) payment for shares purchased under the option shall be made only through payroll withholding under Section 3.2;

          (b) purchase of shares upon exercise of the option will be accomplished only in installments in accordance with Section 6.1;

          (c) the price per share under the option will be determined as provided in Section 6.1;

          (d) the option in all respects shall be subject to such terms and conditions (applied on a uniform and nondiscriminatory basis), as the Committee shall determine from time to time in its discretion.


                                   SECTION 6
                               PURCHASE OF SHARES

          6.1  Exercise of Option.  On each Purchase Date, the funds then
               ------------------
credited to each Participant's account shall be used to purchase shares of Common Stock. The price of the shares purchased under any option shall be 85% of the lower of:

          (a) the closing price of Common Stock on the Grant Date for such option on the National Association of Securities Dealers National Market System; or

          (b) the closing price of Common Stock on that Purchase Date on the National Association of Securities Dealers National Market System.

          6.2  Crediting of Shares.  Shares purchased on any Purchase Date shall
               -------------------
be delivered to a broker designated by the Committee for the benefit of the Participant. As determined by the Committee from time to time, such shares shall be delivered as physical certificates or by means of a book entry system. Although the Participant may direct the broker to sell such shares at any time (subject to applicable securities laws), the shares may not be transferred to another broker or to any other person (including the Participant) until 24 months after the Grant Date of the option with which the shares were purchased.

          6.3  Exhaustion of Shares.  If at any time the shares available under
               --------------------
the Plan are over-enrolled, enrollments shall be reduced proportionately to eliminate the over-enrollment. Any funds that cannot be applied to the purchase of shares due to over-enrollment shall be refunded to the Participants.


                                   SECTION 8
                                   WITHDRAWAL

          8.1  Withdrawal.  A Participant may withdraw from the Plan by
               ----------
submitting a completed enrollment form to the Company. A withdrawal will be effective only if it is received by the Company at least fourteen (14) calendar days before the proposed date of withdrawal, provided that the Committee, in its discretion, may specify (on a uniform and nondiscriminatory basis) an earlier or later deadline for the submission of enrollment forms. When a withdrawal becomes effective, the Participant's payroll contributions shall cease and all amounts then credited to the Participant's account shall be distributed to him or her (without interest). Notwithstanding any contrary provision of the Plan, a Participant who has withdrawn from the Plan pursuant to this Section 7 may not re-enroll in the Plan until the next Enrollment Date after the date of his or her withdrawal.


                                   SECTION 9
                           CESSATION OF PARTICIPATION

          9.1  Termination of Status as Eligible Employee.  A Participant shall
               ------------------------------------------
cease to be a Participant immediately upon the cessation of his or her status as an Eligible Employee (for example, because of his or her termination of employment from all Employers for any reason). As soon as practicable after such cessation, the Participant's payroll contributions shall cease and all amounts then credited to the Participant's account shall be distributed to him or her (without interest).

          9.2  Leave of Absence.  Unless a Participant voluntarily withdraws
               ----------------
from the Plan, shares will be purchased for that Participant's account on the Purchase Date next following commencement of a leave of absence by such Participant. However, the Participant will cease to be a Participant immediately after such purchase of shares, provided that if and when he or she returns from the leave, he or she may re-enroll under Section 4.1, if then eligible.

                                   SECTION 10
                           DESIGNATION OF BENEFICIARY

          10.1  Designation.   If permitted by the Committee, each Participant
                -----------
may, pursuant to such procedures as the Committee may specify, designate one or more Beneficiaries to receive any amounts credited to the Participant's account at the time of his or her death.

          10.2  Changes.  A Participant may designate different Beneficiaries
                -------
(or may revoke a prior Beneficiary designation) at any time by delivering a new designation (or revocation of a prior designation) in like manner. Any designation or revocation shall be effective only if it is received by the Committee. However, when so received, the designation or revocation shall be effective as of the date the notice is executed (whether or not the Participant still is living), but without prejudice to the Committee on account of any payment made before the change is recorded. The last effective designation received by the Committee shall supersede all prior designations.

          10.3  Failed Designations.    If a Participant dies without having
                -------------------
effectively designated a Beneficiary, or if no Beneficiary (primary or secondary) survives the Participant, the Participant's Account shall be payable to his or her estate.


                                   SECTION 11
                                 ADMINISTRATION

          11.1  Plan Administrator.  The Plan shall be administered by the
                ------------------
Committee. The Committee shall have the authority to control and manage the operation and administration of the Plan.

          11.2  Actions by Committee.  Each decision of a majority of the
                --------------------
members of the Committee then in office shall constitute the final and binding act of the Committee. The Committee may act with or without a meeting being called or held and shall keep minutes of all meetings held and a record of all actions taken by written consent.

          11.4  Powers of Committee.  The Committee shall have all powers and
                -------------------
discretion necessary or appropriate to supervise the administration of the Plan and to control its operation in accordance with its terms, including, but not by way of limitation, the following discretionary powers:

          (a) To interpret and determine the meaning and validity of the provisions of the Plan and the options and to determine any question arising under, or in connection with, the administration, operation or validity of the Plan and the options;

          (b) To determine any and all considerations affecting the eligibility of any employee to become a Participant or remain a Participant in the Plan;

          (c) To cause an account or accounts to be maintained for each Participant;

          (d) To determine the time or times when, and the number of shares for which, options shall be granted;

          (e) To establish and revise an accounting method or formula for the Plan;

          (f) To determine the manner and form in which shares are to be delivered to the designated broker;

          (g) To determine the status and rights of Participants and their Beneficiaries or estates;

          (h) To employ such brokers, counsel, agents and advisers, and to obtain such broker, legal, clerical and other services, as it may deem necessary or appropriate in carrying out the provisions of the Plan;

          (i) To establish, from time to time, rules for the performance of its powers and duties and for the administration of the Plan;

          (j) To adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by employees who are foreign nationals or employed outside of the United States;

          (k) To delegate to any one or more of its members or to any other person, severally or jointly, the authority to perform for and on behalf of the Committee one or more of the functions of the Committee under the Plan.

          11.5  Decisions of Committee.  All actions, interpretations, and
                ----------------------
decisions of the Committee shall be conclusive and binding on all persons, and shall be given the maximum possible deference allowed by law.

          11.6  Administrative Expenses.  All expenses incurred in the
                -----------------------
administration of the Plan by the Committee, or otherwise, including legal fees and expenses, shall be paid and borne by the Employers, except any stamp duties or transfer taxes applicable to the purchase of shares may be charged to the account of each Participant. Any brokerage fees for the purchase of shares by a

Participant shall be paid by the Company, but brokerage fees for the resale of shares by a Participant shall be borne by the Participant.

          11.7  Eligibility to Participate.  No member of the Committee who is
                --------------------------
also an employee of an Employer shall be excluded from participating in the Plan if otherwise eligible, but he or she shall not be entitled, as a member of the Committee, to act or pass upon any matters pertaining specifically to his or her own account under the Plan.

          11.8  Indemnification.  Each of the Employers shall, and hereby does,
                ---------------
indemnify and hold harmless the members of the Committee and the Board, from and against any and all losses, claims, damages or liabilities (including attorneys' fees and amounts paid, with the approval of the Board, in settlement of any claim) arising out of or resulting from the implementation of a duty, act or decision with respect to the Plan, so long as such duty, act or decision does not involve gross negligence or willful misconduct on the part of any such individual.


                                   SECTION 12
                      AMENDMENT, TERMINATION, AND DURATION

          12.1  Amendment, Suspension, or Termination.  The Board, in its sole
                -------------------------------------
discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Board may elect to terminate all outstanding options either immediately or upon completion of the purchase of shares on the next Purchase Date, or may elect to permit options to expire in accordance with their terms (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all amounts then credited to Participants' accounts that have not been used to purchase shares shall be returned to the Participants (without interest) as soon as administratively practicable.

          12.2  Duration of the Plan.  The Plan shall commence on the date
                --------------------
specified herein, and subject to Section 12.1 (regarding the Board's right to amend or terminate the Plan), shall remain in effect thereafter.

                                   SECTION 13
                               GENERAL PROVISIONS

          13.1  Participation by Subsidiaries.  One or more Subsidiaries of the
                -----------------------------
Company may become participating Employers by adopting the Plan and obtaining approval for such adoption from the Board of Directors. By adopting the Plan, a Subsidiary shall be deemed to agree to all of its terms, including (but not limited to) the provisions granting exclusive authority (a) to the Board of Directors to amend the Plan, and (b) to the Committee to administer and interpret the Plan. Any Subsidiary may terminate its participation in the Plan at any time. The liabilities incurred under the Plan to the Participants employed by each Employer shall be solely the liabilities of that Employer, and no other Employer shall be liable for benefits accrued by a Participant during any period when he or she was not employed by such Employer.

          13.2  Inalienability.  In no event may either a Participant, a former
                --------------
Participant or his or her Beneficiary, spouse or estate sell, transfer, anticipate, assign, hypothecate, or otherwise dispose of any right or interest under the Plan; and such rights and interests shall not at any time be subject to the claims of creditors nor be liable to attachment, execution or other legal process. Accordingly, for example, a Participant's interest in the Plan is not transferable pursuant to a domestic relations order. The preceding shall not affect the Participant's right to direct the sale or transfer of shares that have been allocated to the Participant's account at the broker designated by the Participant (subject to the provisions of the Plan).

          13.3  Severability.  In the event any provision of the Plan shall be
                ------------
held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

          13.4  Requirements of Law.  The granting of options and the issuance
                -------------------
of shares shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as the Committee may determine are necessary or appropriate.

          13.5  No Enlargement of Employment Rights.  Neither the establishment
                -----------------------------------
or maintenance of the Plan, the granting of any options, the purchase or any shares, not any action of any Employer or the Committee, shall be held or construed to confer upon any individual any right to be continued as an employee of the Employer nor, upon dismissal, any right or interest in any specific assets of the Employers other than as provided in the Plan. Each Employer expressly reserves the right to discharge any employee at any time, with or without cause.

          13.6  Apportionment of Costs and Duties.  All acts required of the
                ---------------------------------
Employers under the Plan may be performed by the Company for itself and its Subsidiary, and the costs of the Plan may be equitably apportioned by the Committee among the Company and the other Employers. Whenever an Employer is permitted or required under the terms of the Plan to do or perform any act, matter or thing, it shall be done and performed by any officer or employee of the Employer who is thereunto duly authorized by the board of directors of the Employer.

          13.7  Construction and Applicable Law.  The Plan is intended to
                -------------------------------
qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. Any provision of the Plan which is inconsistent with Section 423 of the Code shall without further act or amendment by the Company or the Board be reformed to comply with the requirements of Section 423. The provisions of the Plan shall be construed, administered and enforced in accordance with such Section and with the laws of the State of California (excluding California's conflict of laws provisions).

          13.8  Captions.  The captions contained in and the table of contents
                --------
prefixed to the Plan are inserted only as a matter of convenience and for reference and in no way define, limit, enlarge or describe the scope or intent of the Plan nor in any way shall affect the construction of any provision of the Plan.

                                                                      Appendix B

                              WEST MARINE, INC
                   NONEMPLOYEE DIRECTOR STOCK OPTION PLAN
                   (March 1999 Amendment and Restatement)
                   --------------------------------------

                                  SECTION 1
                 ESTABLISHMENT, EFFECTIVE DATE AND DURATION
                 ------------------------------------------

          1.1  Establishment of the Plan.  West Marine, Inc., a Delaware
               -------------------------
corporation (the "Company"), having established the "West Marine, Inc. Nonemployee Director Stock Option Plan" (the "Plan"), for the benefit of nonemployee members of the Board of Directors of the Company ("Nonemployee Directors") hereby amends and restates the Plan in its entirety.

          1.2  Purpose of the Plan.  The purpose of the Plan is to promote the
               -------------------
success, and enhance the value, of the Company, by attracting, retaining and motivating Nonemployee Directors of outstanding competence. The Plan also is designed to further align the interests of the Nonemployee Directors with the interests of the stockholders of the Company.

          1.3  Effective Date.  The Plan, as amended and restated, is
               --------------
effective as of March 1999, subject to the approval by an affirmative vote, at the next meeting of the stockholders of the Company, or any adjournment thereof, of the holders of a majority of the outstanding shares of the common stock of the Company, present in person or by proxy and entitled to vote at such meeting.

          1.4  Duration of the Plan.  The Plan shall commence on the date
               --------------------
specified in Section 1.3, and shall remain in effect thereafter, subject to the right of the Board of Directors of the Company to terminate the Plan at any time and for any reason pursuant to Section 7. In the event that on any date of grant the number of shares to be subject to options granted to all Nonemployee Directors exceeds the number of shares then available for grant under the Plan, each Nonemployee Director shall share pro rata in the number of shares that remain available for grant on such date.


                                  SECTION 2
                                 DEFINITIONS
                                 -----------

          For purposes of this Plan, the following terms shall have the meanings indicated unless a different meaning is plainly required by the context:

          2.1  "Board" shall mean the Board of Directors of the Company.
                -----

          2.2  "Code" shall mean the Internal Revenue Code of 1986, as amended.
                ----
Reference to a specific section of the Code shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.

          2.3  "Committee" shall mean the administrative committee appointed
                ---------
by the Board and charged with the general administration of the Plan pursuant to
Section 3.

          2.4  "Company" shall mean West Marine, Inc., a Delaware corporation,
                -------
or any successor thereto.

          2.5  "Director" shall mean an individual who is a member of the Board.
                --------

          2.6  "Dollar Amount" shall mean, with respect to any Nonemployee
                -------------
Director, the amount used in determining the number of Shares to be subject to an Option granted to such Nonemployee Director. The Dollar Amount for each director shall be determined in the discretion of the Board from time to time, and may differ among Directors (for example, for the chairperson of a regular, standing committee of the Board). Until otherwise determined by the Board, the Dollar Amount for each Nonemployee Director shall be $100,000, provided that if the Nonemployee Director is the chairperson of a regular, standing committee of the Board, his or her Dollar Amount shall be $15,000.

          2.7  "Exchange Act" shall mean the Securities Exchange Act of 1934,
                ------------
as amended from time to time, or any successor Act thereto. Reference to a specific section of the Exchange Act shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.

          2.8  "Fair Market Value" shall mean the average of the highest and
                -----------------
lowest quoted selling prices for Shares on the relevant date, or if there were no sales on such date, the weighted average of the means between the highest and lowest quoted selling prices on the nearest day before and the nearest day after the relevant date, as determined by the Committee.

          2.9  "Grant Date" shall mean the date of the Annual Meeting of
                ----------
Stockholders for a given calendar year or if the Nonemployee Director is elected or appointed to the Board on a date other than the Annual Meeting of Stockholders, such date such Nonemployee Director is first elected or appointed to the Board. The first Grant Date is the date of the 1997 Annual Meeting of Stockholders.

          2.10 "Nonemployee Director" shall mean a Director who is an employee
                --------------------
of neither the Company nor any Subsidiary.

          2.11 "Option" means an option to purchase Shares which is not
                ------
intended to be an incentive stock option under section 422 of the Code.

          2.12 "Participant" shall mean a Nonemployee Director to whom an
                -----------
Option has been granted under the provisions of the Plan.

          2.13 "Plan" shall mean the West Marine, Inc. Nonemployee Director
                ----
Stock Option Plan, as set forth in this instrument and as hereafter amended from time to time.

          2.14 "Shares" shall mean the shares of common stock of the Company,
                ------
$0.001 par value.

          2.15 "Subsidiary" shall mean any corporation in which the Company owns
                ----------
directly, or indirectly through subsidiaries, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least fifty percent (50%) of the combined equity thereof.


                                  SECTION 3
                         ADMINISTRATION OF THE PLAN
                         --------------------------

          3.1  The Committee.  The Plan shall be administered by the Committee,
               -------------
which shall consist of not less than two (2) Directors. The members of the Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board.

          3.2  Actions by Committee.  Each decision of a majority of the
               --------------------
members of the Committee then in office shall constitute the final and binding act of the Committee. The Committee may act with or without a meeting being called or held and shall keep minutes of all meetings held and a record of all actions taken by written consent.

          3.3  Duty and Powers of the Committee.  It shall be the duty of the
               --------------------------------
Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have all discretion and powers necessary or appropriate to administer the Plan and to control its operation in accordance with its terms, including, but not by way of limitation, the following powers:

          (a) To interpret the provisions of the Plan and to determine, in its sole discretion, any question arising under, or in connection with the administration or operation of, the Plan;

          (b) To employ such counsel, agents and advisers, and to obtain such legal, clerical and other services, as it may deem necessary or appropriate in carrying out the provisions of the Plan; and

          (c) To prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations which may be necessary or advisable for the administration of the Plan.

          3.4  Decisions of Committee.  All determinations and decisions
               ----------------------
made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive and binding on all persons, and shall be given the maximum deference permitted by law.

          3.5  Administrative Expenses.  All expenses incurred in the
               -----------------------
administration of the Plan by the Committee, or otherwise, including legal fees and expenses, shall be paid and borne by the Company.

          3.6  Indemnification.  Each person who is or shall have been a
               ---------------
member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, notion, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.


                                  SECTION 4
                         SHARES SUBJECT TO THE PLAN
                         --------------------------

          4.1  Number of Shares.  Subject to adjustment as provided in Section
               ----------------
4.2, the maximum number of Shares available for grant under the Plan may not exceed 200,000. Such Shares may be either authorized but unissued Shares or treasury Shares.

          4.2  Adjustments in Authorized Shares.  In the event of any merger,
               --------------------------------
reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure or organization of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, the size of the future grants under the Plan, and the number and class of Shares subject to outstanding Options, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or diminishment of Options; and provided that the number of Shares subject to any Option always shall be a whole number.


                                  SECTION 5
                                 ELIGIBILITY
                                 -----------

          5.1  Eligibility.  All Nonemployee Directors shall be eligible to
               -----------
participate in the Plan.

          5.2  Consideration for Grant of Option.  Any Option under the Plan
               ---------------------------------
shall be made in consideration of the past services of the Participant.


                                  SECTION 6
                        NONEMPLOYEE DIRECTOR OPTIONS

          6.1     Granting of Options.  Each Nonemployee Director who is such
                  -------------------
on a Grant Date, automatically will receive, on each such Grant Date, an Option to purchase Shares. The number of Shares covered by such Option shall equal the applicable Dollar Amount, divided by the Fair Market Value of a Share on the Grant Date, rounded down to the nearest whole Share.

          6.2     Terms of Options.
                  ----------------

                  6.2.1   Option Agreement.  Each Option shall be evidenced by
                          ----------------
a written stock option agreement which shall be executed by the Optionee and the Company.

                  6.2.2   Option Price.  The price of the shares subject to
                          ------------
each Option shall be 100% of the Fair Market Value for such Shares on the date the Option is granted.

                  6.2.3   Exercisability.  An Option granted pursuant to this
                          --------------
Section 6 shall become exercisable in full 6 months after the date the Option is granted.

                  6.2.4   Expiration of Options.  Each Option shall terminate
                          ---------------------
upon the earlier of (a) the expiration of ten years from the date the Option was granted, or (b) the expiration of one year from the date of the Participant's termination of service as a Director for any reason. Notwithstanding the preceding sentence, if a Participant ceases to be a Director prior to the date that an Option held by him or her has become exercisable, such Option shall terminate on the date of the Participant's cessation of service as a Director.

                  6.2.5   Payment.  Options shall be exercised by the
                          -------
Participant's delivery of a written notice of exercise to the Secretary of the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to the Company in full in cash or its equivalent.

          As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant Share certificates (in the Participant's name) representing such Shares.

                  6.2.6   Restrictions on Share Transferability.  The Committee
                          -------------------------------------
may impose such restrictions on any Shares acquired pursuant to the exercise of an Option, as it may deem advisable, including, but not limited to, restrictions related to applicable Federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed and/or traded, and/or under any blue sky or state securities laws.

                  6.2.7   Nontransferability of Options.  No Option granted
                          -----------------------------
under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, the laws of descent and distribution, or as provided in Section 7.2. All Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.


                                  SECTION 7
                                MISCELLANEOUS
                                -------------

          7.1     Amendment or Termination of the Plan.  The Board, in its sole
                  ------------------------------------
discretion, may amend, alter, modify or terminate the Plan, in whole or in part, at any time and for any reason. Neither the amendment, suspension, termination, nor scheduled expiration of the Plan shall, without the consent of the Participant, alter or impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan.

          7.2  Beneficiary Designation.  Each Participant may name a
               -----------------------
beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of the Participant's death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant and must be in a form and manner acceptable to the Committee. In the absence of any such designation, or if no beneficiary survives the Participant, benefits remaining unpaid at the Participant's death shall be paid to the person or persons entitled to such benefits under the Participant's will or, if the Participant shall fail to make testamentary disposition of such benefits, his or her legal representative. Any transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

          7.3  Captions.  The captions contained herein and in the table of
               --------
contents are provided as a matter of convenience only, and in no way define, limit, enlarge or describe the scope or intent of the Plan. Such captions shall not affect in any way the construction of any provision of the Plan.

          7.4  Applicable Law; Severability.  The Plan hereby created shall be
               ----------------------------
construed, administered and governed in all respects in accordance with the laws of the State of California. If any provision of this instrument shall be held invalid or unenforceable by a court of competent jurisdiction, the remaining provisions hereof shall continue to be fully effective.

          7.5  No Effect Upon Other Compensation Plans.  The adoption of this
               ---------------------------------------
Plan shall not affect any other stock option, compensation or incentive plans in effect for the Company or any Subsidiary, and this Plan shall not preclude the Board from establishing any other forms of incentive or compensation for Nonemployee Directors.

          7.6  No Effect on Service.  Nothing in the Plan shall interfere with
               --------------------
or limit in any way the right of the Company to terminate any Participant's service on the Board at any time, with or without cause.

          7.7  Requirements of Law.  The granting of Options and the issuance
               -------------------
of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

          7.8  Rule 16b-3 Compliance.  Transactions under this Plan are
               ---------------------
intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

                                                                    Appendix C

                               WEST MARINE, INC.
                       1993 OMNIBUS EQUITY INCENTIVE PLAN
                     (April 1996 Amendment and Restatement)
                         (As amended as of March 1999)

                                   SECTION 1
                      ESTABLISHMENT, PURPOSE AND DURATION

          1.1  Establishment of the Plan.  West Marine, Inc., a Delaware
               -------------------------
corporation (the "Company"), having established the "West Marine, Inc. 1993 Omnibus Equity Incentive Plan" (the "Plan"), hereby amends and restates the Plan in its entirety. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, and Performance Shares. The Plan, as amended and restated, is effective as of March 1999, subject to the approval by an affirmative vote, at the next meeting of the stockholders of the Company, or any adjournment thereof, of the holders of a majority of the outstanding shares of the common stock of the Company, present in person or by proxy and entitled to vote at such meeting.

          1.2  Purpose of the Plan.  The purpose of the Plan is to promote the
               -------------------
success, and enhance the value, of the Company by linking the personal interests of Participants to those of Company shareholders, and by providing Participants with an incentive for outstanding performance.

          The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants upon whose judgment, interest, and special effort the successful conduct of its operation largely is dependent.

          1.3  Duration of the Plan.  The Plan shall commence on the date
               --------------------
specified in Section 1.1, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Section 13 until all Shares subject to the Plan have been purchased or acquired pursuant to the provisions of the Plan. However, without further stockholder approval, no Incentive Stock Option may be granted under the Plan on or after November 1, 2003.


                                   SECTION 2
                                  DEFINITIONS

          The following terms shall have the meanings set forth below, unless plainly required by the context:

          2.1  "Affiliated SAR" means a SAR that is granted in connection with a
                --------------
related Option, and which will be deemed to automatically be exercised simultaneous with the exercise of the related Option.

          2.2  "Award" means, individually or collectively, a grant under the
                -----
Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, or Performance Shares.

          2.3  "Award Agreement" means an agreement entered into by each
                ---------------
Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan.

          2.4  "Board" or "Board of Directors" means the Board of Directors of
                -----
the Company.

          2.5  "Code" means the Internal Revenue Code of 1986, as amended.
                ----
Reference to a specific section of the Code shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.

          2.6  "Committee" means the committee, as specified in Section 3,
                ---------
appointed by the Board to administer the Plan with respect to grants of Awards.

          2.7  "Company" means West Marine, Inc., a Delaware corporation, or any
                -------
successor thereto.

          2.8  "Consultant" means any consultant, independent contractor, or
                ----------
other person who provides significant services to the Company or its Subsidiaries, but who is neither an employee of the Company or its Subsidiaries, nor a Director of the Company.

          2.9  "Director" means any individual who is a member of the Board of
                --------
Directors of the Company.

          2.10 "Disability" means a permanent and total disability within the
                ----------
meaning of Code Section 22(e)(3).

          2.11 "Employee" means any employee of the Company or of the Company's
                --------
Subsidiaries, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan. Directors who are not otherwise employed by the Company shall not be considered Employees.

          2.12 "Exchange Act" means the Securities Exchange Act of 1934, as
                ------------
amended from time to time, or any successor Act thereto. Reference to a specific section or regulation of the Exchange Act shall include such section or regulation, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section or regulation.

          2.13 "Fair Market Value" means the average of the highest and lowest
                -----------------
quoted selling prices for Shares on the relevant date, or if there were no sales on such date, the weighted average of the means between the highest and lowest quoted selling prices on the nearest day before and the nearest day after the relevant date, as determined by the Committee.

          2.14  "Freestanding SAR" means a SAR that is granted independently of
                 ----------------
any Options.

          2.15  "Incentive Stock Option" or "ISO" means an option to purchase
                 ----------------------
Shares, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

          2.16  "Insider" shall mean an Employee who, on the relevant date, is a
                 -------
Company director, Company officer (within the meaning of Rule 16a-1 promulgated under the Exchange Act), or beneficial owner of 10% or more of the Shares.

          2.17  "Nonqualified Stock Option" or "NQSO" means an option to
                 -------------------------
purchase Shares which is not intended to be an Incentive Stock Option.

          2.18  "Option" means an Incentive Stock Option or a Nonqualified Stock
                 ------
Option.

          2.19  "Option Price" means the price at which a Share may be purchased
                 ------------
by a Participant pursuant to an Option, as determined by the Committee.

          2.20  "Participant" means an Employee of the Company who has
                 -----------
outstanding an Award granted under the Plan.

          2.21  "Performance Unit" means an Award granted to an Employee
                 ----------------
pursuant to Section 9.

          2.22  "Performance Share" means an Award granted to an Employee,
                 -----------------
pursuant to Section 9 herein.

          2.23  "Period of Restriction" means the period during which the
                 ---------------------
transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Section 8.

          2.24  "Restricted Stock" means an Award granted to a Participant
                 ----------------
pursuant to Section 8.

          2.25  "Retirement" shall have the meaning for each respective
                 ----------
individual Participant ascribed to it in the pension plan of the Company applicable to each such respective Participant.

          2.26  "Shares" means the shares of common stock of the Company.
                 ------

          2.27  "Stock Appreciation Right" or "SAR" means an Award, granted
                 ------------------------
alone or in connection with a related Option, designated as a SAR, pursuant to the terms of Section 7.

          2.28  "Subsidiary" means any corporation in which the Company owns
                 ----------
directly, or indirectly through subsidiaries, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least fifty percent (50%) of the combined equity thereof.

          2.29  "Tandem SAR" means a SAR that is granted in connection with a
                 ----------
related Option, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, a SAR shall similarly be cancelled).

          2.30  "Window Period" means the period beginning on the third business
                 -------------
day following the date of public release of the Company's quarterly sales and earnings information, and ending on the twelfth business day following such date.


                                   SECTION 3
                                 ADMINISTRATION

          3.1   The Committee.  The Plan shall be administered by the Committee.
                -------------
The Committee shall consist of not less than two (2) Directors. The members of the Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. The Committee shall be comprised solely of Directors who are "disinterested persons" under Rule 16b-3 under the Exchange Act. Notwithstanding any contrary provision of the Plan, during the period prior to the time when the Shares first are registered under Section 12 of the Exchange Act, the Board (a) shall have all of the authority granted under the Plan to the Committee, and (b) may exercise all of the powers of the Committee.

          3.2   Authority of the Committee.  The Committee shall have full
                --------------------------
power, except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, to determine the size and types of Awards; to determine the terms and conditions of such Awards in a manner consistent with the Plan; to construe and interpret the Plan and any Award Agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Section 13 herein) to amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations, which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its powers; provided, however, that only the Committee may administer the Plan with respect to Insiders.

          3.3   Decisions Binding.  All determinations and decisions made by the
                -----------------
Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive, and binding on all persons, including the Company, its shareholders, Employees, Participants, and their estates and beneficiaries, and shall be given the maximum deference permitted by law.

                                   SECTION 4
                           SHARES SUBJECT TO THE PLAN

          4.1  Number of Shares.  Subject to adjustment as provided in Section
               ----------------
4.3, the total number of Shares available for grant under the Plan may not exceed 5,250,000. These 5,250,000 Shares may be either authorized but unissued or reacquired Shares.

          The following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan:

          (a) While an Award is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status.

          (b) The grant of an Option or Restricted Stock shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

          (c) The grant of a Tandem SAR shall reduce the number of Shares available for grant by the number of Shares subject to the related Option (i.e., there is no double counting of Options and their related Tandem SARs); provided, however, that, upon the exercise of such Tandem SAR, the authorized Share pool shall be credited with the appropriate number of Shares representing the number of shares reserved for such Tandem SAR less the number of Shares actually delivered upon exercise thereof or the number of Shares having a Fair Market Value equal to the cash payment made upon such exercise.

          (d) The grant of an Affiliated SAR shall reduce the number of Shares available for grant by the number of Shares subject to the SAR, in addition to the number of Shares subject to the related Option; provided, however, that, upon the exercise of such Affiliated SAR, the authorized Share pool shall be credited with the appropriate number of Shares representing the number of shares reserved for such Affiliated SAR less the number of Shares actually delivered upon exercise thereof or the number of Shares having a Fair Market Value equal to the cash payment made upon such exercise.

          (e) The grant of a Freestanding SAR shall reduce the number of Shares available for grant by the number of Freestanding SARs granted; provided, however, that, upon the exercise of such Freestanding SAR, the authorized Share pool shall be credited with the appropriate number of Shares representing the number of shares reserved for such Freestanding SAR less the number of Shares actually delivered upon exercise thereof or the number of Shares having a Fair Market Value equal to the cash payment made upon such exercise.

          (f) The Committee shall in each cash determine the appropriate number of Shares to deduct from the authorized pool in connection with the grant of Performance Units and/or Performance Shares.

          (g) To the extent that an Award is settled in cash rather than in Shares, the authorized Share pool shall be credited with the appropriate number of Shares having a Fair Market Value equal to the cash settlement of the Award.

          4.2  Lapsed Awards.  If any Award granted under this Plan is
               -------------
cancelled, terminates, expires, or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award again shall be available for the grant of an Award under the Plan. However, in the event that prior to the Award's cancellation, termination, expiration, or lapse, the holder of the Award at any time received one or more "benefits of ownership" pursuant to such Award (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the Exchange Act), the Shares subject to such Award shall not be made available for regrant under the Plan.

          4.3  Adjustments in Authorized Shares.  In the event of any merger,
               --------------------------------
reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Options, SARs, and Restricted Stock granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or diminishment of Awards; and provided that the number of Shares subject to any Award shall always be a whole number.


                                   SECTION 5
                         ELIGIBILITY AND PARTICIPATION

          5.1  Eligibility.  Persons eligible to participate in this Plan
               -----------
include all Employees and Consultants of the Company and its Subsidiaries, as determined by the Committee, including Employees who are members of the Board, but excluding Directors who are not Employees. Notwithstanding the preceding sentence, Randolph K. Repass shall not be eligible to participate in the Plan.

          5.2  Actual Participation.  Subject to the provisions of the Plan, the
               --------------------
Committee in its sole discretion, shall select from all eligible Employees and Consultants, those to whom Awards shall be granted, and the Committee, in its sole discretion, shall determine the nature and amount of each Award.


                                   SECTION 6
                                 STOCK OPTIONS

          6.1  Grant of Options.  Subject to the terms and provisions of the
               ----------------
Plan, Options may be granted to Employees and Consultants at any time and from time to time as shall be determined by the Committee. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant. The Committee may grant ISOs, NQSOs, or a combination thereof.

          6.2  Award Agreement.  Each Option grant shall be evidenced by an
               ---------------
Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, the conditions of exercise of the Options, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

          6.3  Option Price.  The Option Price for each grant of an Option shall
               ------------
be determined by the Committee in its sole discretion.

               6.3.1  Nonqualified Stock Options.  In the case of a Nonqualified
                      --------------------------
Stock Option, the Option Price shall be not less than fifty percent (50%) of the Fair Market Value of a Share on the date that the Option is granted.

               6.3.2  Incentive Stock Options.  In the case of an Incentive
                      -----------------------
Stock Option, the Option Price shall be not less than one-hundred percent of the Fair Market Value of a Share on the date that the Option is granted; provided, however, that if at the time the Option is granted, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Option Price shall be not less than one-hundred and ten percent (110%) of the Fair Market Value of a Share on the date that the Option is granted.

          6.4  Duration of Options.  Each Option shall expire at such time as
               -------------------
the Committee, in its sole discretion, shall determine; provided, however, that no Incentive Stock Option may be exercised after the expiration of 10 years from the date the Option was granted; provided, further, no Incentive Stock Option granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, may be exercised after the expiration of 5 years from the date the Option was granted. After the Option is granted, the Committee, in its sole discretion, may extend the maximum term of such Option.

          6.5  Exercise of Options.  Options granted under the Plan shall be
               -------------------
exercisable at such times and be subject to such restrictions and conditions as the Committee, in its sole discretion, shall determine. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option. However, in no event may any Option granted to an Insider be exercisable until six (6) months following the date of its grant.

          6.6  Payment.  Options shall be exercised by the Participant's
               -------
delivery of a written notice of exercise to the Secretary of the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

          The Option Price upon exercise of any Option shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (b) by any other means which the Committee, in its sole discretion, determines to provide legal consideration for the Shares, and to be consistent with the Plan's purpose and applicable law.

          As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

          6.7  Restrictions on Share Transferability.  The Committee may impose
               -------------------------------------
such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan, as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any national securities exchange or system upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

          6.8  Certain Additional Provisions for Incentive Stock Options.
               ---------------------------------------------------------

               6.8.1  Exercisability.  The aggregate Fair Market Value
                      --------------
(determined at the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

               6.8.2  Termination of Employment.  No Incentive Stock Option
                      -------------------------
may be exercised more than three months after the Participant's termination of employment for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and (b) the Award Agreement permits later exercise. No Incentive Stock Option may be exercised more than one year after the Participant's termination of employment on account of Disability, unless (a) the Participant dies during such one-year period, and (b) the Award Agreement permits later exercise.

               6.8.3  Employees Only.  Incentive Stock Options may be granted
                      --------------
only to persons who are Employees at the time of grant. Consultants shall not be eligible to receive Incentive Stock Options.

          6.9  Nontransferability of Options.  No Option granted under the Plan
               -----------------------------
may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, the laws of descent and distribution, or as allowed under Section 10. All Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.


                                   SECTION 7
                           STOCK APPRECIATION RIGHTS

          7.1  Grant of SARs.  Subject to the terms and conditions of the Plan,
               -------------
a SAR may be granted to an Employee or Consultant at any time and from time to time as shall be determined by the Committee, in its sole discretion. The Committee may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof.

          The Committee shall have complete discretion to determine the number of SARs granted to any Participant, and consistent with the provisions of the Plan, the terms and conditions pertaining to such SARs. However, the grant price of a Freestanding SAR shall be at least equal to the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem or Affiliated SARs shall equal the Option Price of the related Option. In no event shall any SAR granted to an Insider become exercisable within the first six (6) months after the date it was granted.

          7.2  Exercise of Tandem SARs.  Tandem SARs may be exercised for all or
               -----------------------
part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

          Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

          7.3  Exercise of Affiliated SARs.  Affiliated SARs shall be deemed to
               ---------------------------
be exercised upon the exercise of the related Options. The deemed exercise of Affiliated SARs shall not necessitate a reduction in the number of related Options.

          7.4  Exercise of Freestanding SARs.  Freestanding SARs shall be
               -----------------------------
exercisable on such terms and conditions as shall be determined by the Committee, in its sole discretion.

          7.5  SAR Agreement.  Each SAR grant shall be evidenced by an Award
               -------------
Agreement that shall specify the grant price, the term of the SAR, the conditions of exercise and such other provisions as the Committee, in its sole discretion, shall determine.

          7.6  Term of SARs.  The term of a SAR granted under the Plan shall be
               ------------
determined by the Committee, in its sole discretion.

          7.7  Payment of SAR Amount.  Upon exercise of a SAR, a Participant
               ---------------------
shall be entitled to receive payment from the Company in an amount determined by multiplying:

          (a) The difference between the Fair Market Value of a Share on the date of exercise over the grant price; times

          (b)  The number of Shares with respect to which the SAR is exercised.

          At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

          7.8  Rule 16b-3 Requirements.  Notwithstanding any other provision of
               -----------------------
the Plan, the Committee may impose such conditions on exercise of a SAR (including, without limitation, the right of the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Rule 16b-3 promulgated under the Exchange Act.

          For example, if the Participant is an Insider, the ability of the Participant to exercise SARs for cash will be limited to the Window Periods during each year. However, if the Committee determines that the Participant no longer is an Insider, or if the Federal securities laws change to permit Insiders greater freedom of exercise of SARs, then the Committee may permit Insiders to exercise SARs at other times.

          7.9  Nontransferability of SARs.  No SAR granted under the Plan may be
               --------------------------
sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, the laws of descent and distribution, or as permitted under
Section 10. Further, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.


                                   SECTION 8
                                RESTRICTED STOCK

          8.1  Grant of Restricted Stock.  Subject to the terms and provisions
               -------------------------
of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to eligible Employees and Consultants in such amounts as the Committee, in its sole discretion, shall determine.

          8.2  Restricted Stock Agreement.  Each Restricted Stock grant shall be
               --------------------------
evidenced by an Award Agreement that shall specify the Period (or Periods) of Restriction, the number of Restricted Stock Shares granted, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

          8.3  Transferability.  Except as provided in this Section 8, Shares of
               ---------------
Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Award Agreement. However, in no event may any Restricted Stock granted to an Insider become vested in a Participant prior to six (6) months following the date of its grant. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

          8.4  Other Restrictions.  The Committee, in its sole discretion, may
               ------------------
impose such other restrictions on any Shares of Restricted Stock as it may deem advisable including, without limitation, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), and/or restrictions under applicable Federal or state securities laws; and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

          8.5  Certificate Legend.  In addition to any legends placed on
               ------------------
certificates pursuant to Section 8.4, each certificate representing Shares of Restricted Stock shall bear the following legend:

          "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the West Marine Products, Inc. 1992 Omnibus Equity Incentive Plan, and in a Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of West Marine Products, Inc."

          8.6  Removal of Restrictions.  Except as otherwise provided in this
               -----------------------
Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse, and/or remove any restrictions. After the Shares are released from restrictions, the Participant shall be entitled to have the legend or legends required by Section 8.4 and 8.5 removed from his or her Share certificate.

          8.7  Voting Rights.  During the Period of Restriction, Participants
               -------------
holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares unless otherwise provided in the Award Agreement.

          8.8  Dividends and Other Distributions.  During the Period of
               ---------------------------------
Restriction, Participants holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held, unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

          In the event that any dividend or distribution constitutes a "derivative security" or an "equity security" pursuant to the rules promulgated under Section 16 of the Exchange Act, such dividend or distribution shall be subject to a vesting period equal to the longer of: (i) the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend or distribution is paid; or (ii) six months. The Committee shall establish procedures for the application of this provision.

          8.9  Return of Restricted Stock to Company.  Subject to the applicable
               -------------------------------------
Award Agreement and Section 8.6, upon the earlier of (a) the Participant's termination of employment, or (b) the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and, subject to Section 4.2, again shall become available for grant under the Plan.

                                   SECTION 9
                    PERFORMANCE UNITS AND PERFORMANCE SHARES

          9.1  Grant of Performance Units/Shares.  Subject to the terms of the
               ---------------------------------
Plan, Performance Units and Performance Shares may be granted to eligible Employees and Consultants at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

          9.2  Value of Performance Units/Shares.  Each Performance Unit shall
               ---------------------------------
have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participants. The time period during which the performance goals must be met shall be called a "Performance Period." Performance Periods of Awards granted to Insiders shall, in all cases, exceed six (6) months in length.

          9.3  Earning of Performance Units/Shares.  After the applicable
               -----------------------------------
Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved. Notwithstanding the preceding sentence, after the grant of a Performance Unit/Share, the Committee, in its sole discretion, may waive the achievement of any performance goals for such Performance Unit/Share.

          9.4  Form and Timing of Payment of Performance Units/Shares.  Payment
               ------------------------------------------------------
of earned Performance Units/Shares shall be made in a single lump sum, within forty-five (45) calendar days following the close of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

          Prior to the beginning of each Performance Period, Participants may, in the discretion of the Committee, elect to defer the receipt of any Performance Unit/Share payout upon such terms as the Committee shall determine.

          9.5  Cancellation of Performance Units/Shares.  Subject to the
               ----------------------------------------
applicable Award Agreement, upon the earlier of (a) the Participant's termination of employment, or (b) the date set forth in the Award Agreement, all remaining Performance Units/Shares shall be forfeited by the Participant to the Company, and subject to Section 4.2, the Shares subject thereto shall again be available for grant under the Plan.

          9.6  Nontransferability.  Performance Units/Shares may not be sold,
               ------------------
transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

                                   SECTION 10
                            BENEFICIARY DESIGNATION

          As provided in this Section 10, each Participant under the Plan may name a beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of the Participant's death before he or she receives any or all of such benefit and/or who may exercise any vested Award under the Plan following the Participant's death. Each such designation shall revoke all prior designations by the same Participant and must be in a form and manner acceptable to the Committee. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of the Plan, any unexercised vested Award may be exercised by the administrator or executor of the Participant's estate.


                                   SECTION 11
                                   DEFERRALS

          The Committee, in its sole discretion, may permit a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units/Shares. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee from time to time.


                                   SECTION 12
                              RIGHTS OF EMPLOYEES

          12.1 No Effect on Employment or Service.  Nothing in the Plan shall
               ----------------------------------
interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

          12.2 Participation.  No Employee or Consultant shall have the right to
               -------------
be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.


                                   SECTION 13
                     AMENDMENT, SUSPENSION, OR TERMINATION

          13.1 Amendment, Suspension, or Termination.  The Board, in its sole
               -------------------------------------
discretion, may alter, amend or terminate the Plan, or any part thereof, at any time and for any reason; provided, however, that without further stockholder approval, no such alteration or amendment shall (a) materially increase the benefits accruing to participants under the Plan, (b) materially increase the number of securities which may be issued under the Plan, or (c) materially modify the requirements as to eligibility for participation in the Plan; provided, further, that stockholder approval is not required if such approval is not required in order to assure the Plan's continued qualification under Rule 16b-3 promulgated under the 1934 Act. Neither the amendment, suspension, nor termination of the Plan shall, without the consent of the

Participant, alter or impair any rights or obligations under any Award theretofore granted. No Award may be granted during any period of suspension nor after termination of the Plan.


                                   SECTION 14
                                  WITHHOLDING

          14.1 Tax Withholding.  Prior to the delivery of any Shares of cash
               ---------------
pursuant to the Plan, the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any Awards.

          14.2 Shares Withholding.  The Committee may, in its absolute
               ------------------
discretion, permit a Participant to satisfy such tax withholding obligation, in whole or in part, by electing to have the Company withhold Shares having a value equal to the amount required to be withheld or by delivering to the Company already-owned shares to satisfy the withholding requirement. The amount of the withholding requirement shall be deemed to include any amount which the Committee agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). The value of the Shares to be withheld or delivered will be based on their Fair Market Value on the Tax Date. Such elections will be subject to the following restrictions: (1) the election must be made on or before the Tax Date; (2) the election will be irrevocable; and (3) the election will be subject to the disapproval of the Committee. Each election by an Optionee or Grantee whose transactions in shares of Common Stock are subject to Section 16(b) of the Exchange Act will be subject to the following additional restrictions: (1) the election may not be made within six months of the grant of the Award (except that this limitation will not apply in the event the death or disability of the Participant occurs prior to the expiration of the six-month period), and (2) the election must be made either at least six months before the Tax Date or within a Window Period.


                                   SECTION 15
                                INDEMNIFICATION

          Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, notion, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.


                                   SECTION 16
                                   SUCCESSORS

          All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.


                                   SECTION 17
                               LEGAL CONSTRUCTION

          17.1 Gender and Number.  Except where otherwise indicated by the
               -----------------
context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

          17.2 Severability.  In the event any provision of the Plan shall be
               ------------
held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

          17.3 Requirements of Law.  The granting of Awards and the issuance of
               -------------------
Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

          Notwithstanding any other provision set forth in the Plan, if required by the then-current Section 16 of the Exchange Act, any "derivative security" or "equity security" offered pursuant to the Plan to any Insider may not be sold or transferred for at least six (6) months after the date of grant of such Award. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then-current rules promulgated under Section 16 of the Exchange Act.

          17.4 Securities Law Compliance.  With respect to Insiders,
               -------------------------
transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

          17.5 Governing Law.  The Plan and all Award Agreements hereunder,
               -------------
shall be construed in accordance with and governed by the laws of the State of California.

          17.6 Captions.  Captions are provided herein for convenience only, and
               --------
are not to serve as a basis for interpretation or construction of the Plan.

                                     PROXY


                               WEST MARINE, INC.


           PROXY FOR 1999 ANNUAL MEETING OF STOCKHOLDERS MAY 5, 1999


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints Randolph K. Repass, John Edmondson and Richard E Everett, or any of them, each with power of substitution, as proxies of the undersigned, to attend the 1999 Annual Meeting of Stockholders of WEST MARINE, INC. to be held at the office of the Company at 500 Westridge Drive, Watsonville, California, on May 5, 1999, at 10:30 A.M., and any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on the following matters set forth on the reverse side, and upon such other business as may properly come before such meeting and any adjournment or postponement thereof.


-------------                                                      -------------
 SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
    SIDE                                                               SIDE
-------------                                                      -------------

[X] Please mark
    votes as in
    this example


  This proxy will be voted as directed, in the absence of contrary directions, this proxy will be voted FOR the election of the directors listed below.

                                                                                                           FOR    AGAINST   ABSTAIN
  1. The election of nine directors.                          2. The approval of the amendment of the       [_]     [_]       [_]
     Nominees: Randolph K. Repass,                               Associates Stock Buying Plan to increase
     John Edmondson, Richard E. Everett,                         the number of shares authorized for
     James P. Curley, Jeoffrey A. Eisenberg,                     insurance thereunder by 200,000.
     Jeanne Jackson, David McComas,                           3. The approval of the amendment of the       [_]     [_]       [_]
     Walter Scott and Henry Wendt                                Amended and Restated Nonemployee
                                                                 Director Stock Option Plan to increase
            FOR             WITHHELD                             the number of shares authorized for
            ALL  [_]     [_]FROM ALL                             issuance thereunder by 100,000.
         NOMINEES           NOMINEES                          4. The approval of the amendment of the 1993  [_]     [_]      [_]
                                                                 Omnibus Equity Incentive Plan to increase
  [_] ________________________________________                   the number of shares authorized for
     For all nominees except as noted above                      issuance thereunder by 1,500,000.


                                                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                 [_]


                                                              STOCKHOLDERS ARE URGED TO MARK, DATE, SIGN AND RETURN THIS PROXY
                                                              PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED
                                                              IN THE UNITED STATES.

                                                              The signature should correspond exactly with the name appearing on the certificate evidencing your Common Stock. If more than one name appears, all should sign. Joint owners should each sign personally.

Signature:____________________________________  Date:_________________ Signature:________________________________ Date:_____________